EXHIBIT 10.1

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                   dated as of

                               September 30, 2004

                                  By and Among


                            CARRIZO OIL & GAS, INC.,
                               a Texas corporation
                                   as Borrower

                                   CCBM, INC.,
                             a Delaware corporation
                                  as Guarantor

                                       and

                             HIBERNIA NATIONAL BANK,
                                    as Agent

                         UNION BANK OF CALIFORNIA, N.A.,
                                   as Co-Agent

                                       and

                             HIBERNIA NATIONAL BANK
                                       and
                         UNION BANK OF CALIFORNIA, N.A.
                                   as Lenders



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

                                Table of Contents


ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS..........................................................................1

         Section 1.1. Defined Terms.......................................................................1

         Section 1.2. Accounting Terms....................................................................18

ARTICLE II
LINE OF CREDIT LOAN COMMITMENT............................................................................18

         Section 2.1. The Line of Credit..................................................................18

         Section 2.2. The Borrowing Base Amounts..........................................................18

         Section 2.3. Facility Loans......................................................................19

         Section 2.4. Hedge Commitment....................................................................21

ARTICLE III
NOTES EVIDENCING THE LOANS................................................................................23

         Section 3.1. Notes...............................................................................23

ARTICLE IV
INTEREST RATES............................................................................................25

         Section 4.1. Options.............................................................................25

         Section 4.2. Interest Rate Determination.........................................................26

         Section 4.3. Conversion Option...................................................................26

ARTICLE V
CHANGE OF CIRCUMSTANCES...................................................................................26

         Section 5.1. Unavailability of Funds or Inadequacy of Pricing....................................26

         Section 5.2. Change in Laws......................................................................26

         Section 5.3. Increased Cost or Reduced Return....................................................27

         Section 5.4. Breakage Costs......................................................................28


         Section 5.5. Discretion of Lender as to Manner of Funding........................................29

ARTICLE VI
FEES     .................................................................................................29

         Section 6.1. Facility Fees.......................................................................29

         Section 6.2. Unused Fees.........................................................................30

         Section 6.3. Letter of Credit Fee................................................................30

         Section 6.4. Engineering Fee.....................................................................30

ARTICLE VII
CERTAIN GENERAL PROVISIONS................................................................................30

         Section 7.1. Payments............................................................................30

         Section 7.2. No Offset, etc......................................................................30

         Section 7.3. Principal Amount of Each Note.......................................................31

         Section 7.4. Rate Management Transactions........................................................31

         Section 7.5. Calculation of Fees.................................................................31

ARTICLE VIII
PREPAYMENTS...............................................................................................31

         Section 8.1. Voluntary Prepayments...............................................................31

         Section 8.2. Mandatory Prepayment Resulting from a Quarterly Reduction...........................31

         Section 8.3. Mandatory Prepayment Resulting from Overadvances....................................31

ARTICLE IX
SECURITY FOR THE INDEBTEDNESS.............................................................................32

         Section 9.1. Security............................................................................32

ARTICLE X
CONDITIONS PRECEDENT......................................................................................32

         Section 10.1. Conditions Precedent to all Facility Loans.........................................32


         Section 10.2. Condition Precedent Concerning Secured Subordinated Debt...........................34

         Section 10.3. Condition Precedent to Effectiveness of this Agreement.............................34

ARTICLE XI
REPRESENTATIONS AND WARRANTIES............................................................................34

         Section 11.1. Corporate Authority of the Borrower................................................34

         Section 11.2. Financial Statements...............................................................35

         Section 11.3. Title to Mortgaged Properties......................................................35

         Section 11.4. Litigation.........................................................................36

         Section 11.5. Approvals..........................................................................36

         Section 11.6. Required Insurance.................................................................37

         Section 11.7. Licenses...........................................................................37

         Section 11.8. Adverse Agreements.................................................................37

         Section 11.9. Default or Event of Default........................................................37

         Section 11.10. Employee Benefit Plans............................................................37

         Section 11.11. Investment Company Act............................................................37

         Section 11.12. Public Utility Holding Company Act................................................37

         Section 11.13. Regulations X, T and U............................................................37

         Section 11.14. Location of Offices and Records...................................................37

         Section 11.15. Information.......................................................................37

         Section 11.16. Environmental Matters.............................................................38

         Section 11.17. Solvency of the Borrower..........................................................40

         Section 11.18. Governmental Requirements.........................................................40

         Section 11.19. Corporate Authority of the Guarantor..............................................40


         Section 11.20. Securities Purchase Agreement.....................................................40

         Section 11.21. Security Agreement................................................................41

         Section 11.22.   Securities Purchase Agreement...................................................41

         Section 11.23. Survival of Representations and Warranties........................................41

ARTICLE XII
AFFIRMATIVE COVENANTS.....................................................................................41

         Section 12.1. Financial Statements; Other Reporting Requirements.................................41

         Section 12.2. Notice of Default; Litigation; ERISA Matters.......................................42

         Section 12.3. Maintenance of Existence, Properties and Liens.....................................43

         Section 12.4. Taxes..............................................................................43

         Section 12.5. Intentionally Deleted..............................................................43

         Section 12.6. Compliance with Environmental Laws.................................................43

         Section 12.7. Further Assurances.................................................................44

         Section 12.8. Financial Covenants................................................................44

         Section 12.9. Operations.........................................................................45

         Section 12.10. Change of Location................................................................46

         Section 12.11. Employee Benefit Plans............................................................46

         Section 12.12. Deposit and Operating Accounts....................................................46

         Section 12.13. Production Proceeds...............................................................46

         Section 12.14. Field Audits; Other Information...................................................46

         Section 12.15. Insurance.........................................................................46

         Section 12.16. Subsidiaries......................................................................47

         Section 12.17. Post Closing Requirements.........................................................47


ARTICLE XIII
NEGATIVE COVENANTS........................................................................................47

         Section 13.1. Limitations on Fundamental Changes.................................................47

         Section 13.2. Disposition of Assets..............................................................47

         Section 13.3. Repurchase of Stock; Restricted Payments...........................................48

         Section 13.4. Encumbrances; Negative Pledge......................................................48

         Section 13.5. Debts..............................................................................50

         Section 13.6. Investments, Loan and Advances.....................................................52

         Section 13.7. Other Agreements...................................................................53

         Section 13.8. Transactions with Affiliates.......................................................53

         Section 13.9. Use of Facility Loan Proceeds......................................................54

         Section 13.10. Commodity Transactions............................................................54

         Section 13.11. Payments on Secured Subordinated Debt.............................................54

         Section 13.12. Payments on Permitted Subordinated Promissory Notes ..............................54

ARTICLE XIV
EVENTS OF DEFAULT.........................................................................................55

         Section 14.1. Events of Default..................................................................55

         Section 14.2. Waivers............................................................................57

         Section 14.3. Notice to Delta Farms Lessors......................................................57

ARTICLE XV
THE AGENT AND THE LENDERS.................................................................................58

         Section 15.1. Appointment and Authorization......................................................58

         Section 15.2. Note Holders.......................................................................59

         Section 15.3. Consultation with Counsel..........................................................59


         Section 15.4. Documents..........................................................................59

         Section 15.5. Resignation or Removal of Agent....................................................59

         Section 15.6. Responsibility of Agent............................................................59

         Section 15.7. Independent Investigation..........................................................61

         Section 15.8. Indemnification....................................................................61

         Section 15.9. Benefit of Article XV..............................................................61

         Section 15.10. Pro Rata Treatment................................................................61

         Section 15.11. Assumption as to Payments.........................................................62

         Section 15.12. Other Financings..................................................................62

         Section 15.13. Interests of the Lenders..........................................................62

         Section 15.14. Investments.......................................................................62

ARTICLE XVI
MISCELLANEOUS.............................................................................................63

         Section 16.1. No Waiver; Modification in Writing.................................................63

         Section 16.2. Addresses for Notices..............................................................63

         Section 16.3. Fees and Expenses..................................................................64

         Section 16.4. Security Interest and Right of Set-off.............................................65

         Section 16.5. Waiver of Marshaling...............................................................65

         Section 16.6. Governing Law......................................................................65

         Section 16.7. Consent to Loan Participation......................................................65

         Section 16.8. Consent to Syndication.............................................................65

         Section 16.9. Permitted Assignment...............................................................66

         Section 16.10. Indemnity.........................................................................66


         Section 16.11. Maximum Interest Rate.............................................................67

         Section 16.12. Waiver of Jury Trial; Submission to Jurisdiction..................................68

         Section 16.13. Severability......................................................................68

         Section 16.14. Headings..........................................................................69

         Section 16.15. Confidentiality...................................................................69


SCHEDULES

         Schedule 10.1       No Material Adverse Effect

         Schedule 11.1     No Violation

         Schedule 11.3     Exceptions to Title

         Schedule 11.4     Litigation

         Schedule 13.4     Encumbrances

         Schedule 13.5     Existing Indebtedness

         Schedule 13.8     Transactions with Affiliates

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Agreement") dated as of September 30, 2004, is by and among CARRIZO OIL & GAS, INC., a Texas corporation (the "Borrower"), CCBM, INC., a Delaware corporation (the "Guarantor"), the LENDERS, HIBERNIA NATIONAL BANK, a national banking association, individually as a Lender and as Administrative Agent, and UNION BANK OF CALIFORNIA, N.A., a national banking association, as Co-Agent.

                                R E C I T A L S:

     1. The Borrower, the Guarantor, and Hibernia National Bank are the parties to that certain Amended and Restated Credit Agreement dated as of December 12, 2002, as amended by that certain First Amendment thereto dated as of June 13, 2003, and by that certain Second Amendment dated as of June 11, 2004 (as so amended, the "Original Agreement"), wherein Hibernia extended to the Borrower a Revolving Line of Credit in the maximum aggregate principal amount of $30,000,000.00.

     2. Hibernia National Bank, with the consent of the Borrower and the Guarantor, has syndicated, increased, and restructured the credit facilities provided for in the Original Agreement.

     3. The Lenders, the Borrower, and the Guarantor, subject to the terms and conditions of this Agreement, have agreed to amend and restate the Original Agreement in its entirety. Novation is not intended.

     NOW, THEREFORE, in consideration of the mutual covenants hereunder set forth, the Borrower, the Guarantor, the Agent, and the Lenders do hereby amend and restate the Original Agreement and covenant, agree, and obligate themselves as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS


     SECTION 1.1. DEFINED TERMS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "ADVANCE OR ADVANCES" shall mean a Loan or Loans by each of the Lenders hereunder.

          "AGENT" shall mean Hibernia National Bank in its capacity as contractual, administrative, and collateral representative of the Lenders pursuant to Article XV, and not in its individual capacity as a Lender, and any successor Agent appointed pursuant to Article XV.

          "AGREEMENT" shall mean this Second Amended and Restated Credit Agreement, as the same may from time to time be amended, modified, supplemented, or restated and in effect from time to time.

          "BASE RATE" shall mean the base rate of interest established from time to time by The Wall Street Journal, as the "prime" lending rate on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty largest banks, and which is not necessarily the lowest rate charged by any of the Lenders, such rate to be adjusted automatically on and as of the effective date of any change in such Base Rate.

          "BASE RATE INTEREST PERIOD" shall mean, with respect to any Base Rate Loan, the period ending on the last day of each month, provided, however, that (i) if any Base Rate Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, (ii) in the case of an Advance under Facility A, if any Base Rate Interest Period would otherwise end after the Facility A Termination Date, such Interest Period shall end on the Facility A Termination Date, and (iii) in the case of an Advance under Facility B, if any Base Rate Interest Period would otherwise end after the Facility B Termination Date, such Interest Period shall end on the Facility B Termination Date.

          "BASE RATE LOANS" shall mean any Loan during any period which bears interest based upon the Base Rate.

          "BASE RATE MARGIN" shall mean, with respect to each Base Rate Loan under Facility A:

               (i) 0.375% whenever the Facility A Borrowing Base Usage under the Line of Credit is greater than or equal to 90%; or

               (ii) 0.000% whenever the Facility A Borrowing Base Usage under the Line of Credit is less than 90%.

          "BORROWER" shall mean Carrizo Oil & Gas, Inc., a Texas corporation, together with its successors and assigns.

          "BORROWING  DATE"  means the date  elected  by  Borrower  pursuant  to
          Section 2.3.4. hereof for an Advance.

          "BUSINESS DAY" means a day other than a Saturday, Sunday or legal holiday for commercial banks under the laws of the State of Louisiana or a day on which national banks are authorized to be closed in Lafayette, Louisiana.

          "CAPITAL LEASE OBLIGATIONS" means any Debt represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

          "COLLATERAL" shall mean the Mortgaged Properties and any interest in any kind of property or assets pledged, mortgaged or otherwise subject to an Encumbrance in favor of the Lender pursuant to the Collateral Documents.

          "COLLATERAL DOCUMENTS" shall collectively refer to the Mortgage, the Security Agreement, the Guaranty, and any and all other documents now or hereafter in which an Encumbrance is created on any property of the Borrower or of any other Person to secure payment of the Indebtedness (or any part thereof) of the Borrower to the Lenders under this Agreement and the Notes.

          "COMMITMENTS"   shall  mean  collectively  the  Line  of  Credit  Loan
          Commitment of each Lender.

          "COMMITMENT PERCENTAGE" shall mean for each Lender the percentage set beside its name below or specified in connection with an assignment made pursuant to Section 16.9 hereof.

          "COMPASS" shall mean Compass Bank, an Alabama state chartered banking institution.

          "CONSOLIDATED  CURRENT  ASSETS" shall mean the total of the Borrower's consolidated current assets (excluding assets of Unrestricted Subsidiaries), including the amounts available for borrowing under the Facility A Borrowing Base Amount and the Facility B Borrowing Base Amount, determined in accordance with GAAP. Current assets will not include the non-cash effects, if any, of marking to market Hedging Agreements pursuant to SFAS No. 133.

          "CONSOLIDATED CURRENT LIABILITIES" shall mean the total of the Borrower's consolidated current liabilities (excluding liabilities of Unrestricted Subsidiaries), excluding outstanding principal amounts due under the Commitments, determined in accordance with GAAP. Current liabilities will not include (i) the effects, if any, of Hedging Agreements pursuant to SFAS No. 133, (ii) outstanding principal amounts due under the Line of Credit, and (iii) the non-cash effects, if any, of the non-cash stock option re-pricing accrual.

          "CURRENT RATIO" shall mean the ratio of Consolidated Current Assets to Consolidated Current Liabilities.

          "DEBT" shall mean without duplication: (i) indebtedness for borrowed money; (ii) the face amounts of all outstanding standby and commercial letters of credit and bankers acceptances, matured or unmatured, issued on behalf of Borrower; (iii) guaranties of the Debt of any other Person, whether direct or indirect, whether by agreement to purchase the indebtedness of any other Person or by agreement for the furnishing of funds to any other Person through the purchase or lease of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) in each case for the purpose of paying or discharging the Debt of any other Person; and (iv) the present value of all obligations for the payment of rent or hire of property of any kind (real or personal) under leases or lease agreements required to be capitalized under GAAP; provided that in no event shall the Borrower's obligations under and in connection with the Series B Preferred Stock issued by Borrower constitute Debt.

          "DEFAULT" shall mean an event which with the giving of notice or the lapse of time (or both) would constitute an Event of Default hereunder.

          "DEFAULTING LENDER" is used herein as defined in Section 3.1.4 hereof.

          "DEFENSIBLE TITLE" shall mean, with respect to the assets of the Borrower (i) the title of the Borrower to such assets is free and clear of all Encumbrances of any kind whatsoever (except to the extent permitted by the Loan Documents), and (ii) as to those wells for which a "working interest" and a "net revenue interest" are set forth on
          Schedule 11.3 (except to the extent disposed of or abandoned in accordance with the Loan Documents), the Borrower is entitled to receive the percentage of all hydrocarbons produced, saved and marketed from such wells in an amount not less than the net revenue interest set forth therein, without reduction, suspension or termination throughout the duration of the productive life of such wells, and the Borrower is obligated to bear the percentage of costs and expenses related to the maintenance, development and operation of such wells in an amount not greater than the working interest set forth on such Schedule, without increase throughout the productive life of such wells, except increases that also result in a proportionate increase in net revenue interest and as set forth on such Schedule.

          "DESIGNATED  TITLE  EXCEPTIONS"  has the meaning given to such term in
          Section 11.3.

          "DOLLARS" and "$" shall mean lawful money of the United States of America.

          "EBITDA" means the Borrower's consolidated earnings (excluding earnings of Unrestricted Subsidiaries) before interest expense, income taxes, depreciation, amortization, depletion, oil and gas asset impairment write downs, lease impairment expense, gains and losses from the sale of capital assets, and other non-cash charges. EBITDA shall not include the non-cash effects, if any, of the non-cash stock option re-pricing expense.

          "ENCUMBRANCES" shall mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Encumbrance" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purpose of the Agreement, the Borrower shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangements pursuant to which title to the property has been retained by or vested in some other Person for security purposes; provided, however, that the term "Encumbrance" shall not include a trust or similar arrangement established for the purpose of defeasing any indebtedness pursuant to the terms evidencing or providing for the issuance of such indebtedness but only to the extent that such defeasance is permitted under this Agreement.

          "ENVIRONMENTAL LAWS" shall mean any federal, state, local or tribal statute, law, rule, regulation, ordinance, code, permit, consent, approval, license, written policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, injunction, consent decree or judgment, or other authorization or requirement whenever promulgated, issued or modified, including the requirement to register underground storage tanks, well plugging and abandonment requirements, and oil and gas waste disposal requirements relating to:

               (i) emissions, discharges, spills, migration, movement, releases or threatened releases of pollutants, contaminants, Hazardous Materials, or hazardous or toxic materials or wastes into or onto soil, land, ambient air, surface water, ground water, watercourses, publicly owned treatment works, drains, sewer systems, wetlands or septic systems;

               (ii) the use, treatment, storage, disposal, handling, manufacturing, transportation, or shipment of Hazardous Materials or hazardous and/or toxic wastes, material, products or by-products containing Hazardous Materials (or of equipment or apparatus containing Hazardous Materials); or

               (iii) otherwise relating to pollution or the protection of human health or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. ss.ss. 9601 et seq., as amended, the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901 et seq., as amended, the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 1801 et seq., as amended, the Clean Water Act, 33 U.S.C. ss.ss. 1251 et seq., as amended, the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601 et seq., as amended, the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq., as amended, the federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq., as amended, the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f et seq., as amended, the Atomic Energy Act, 42
          U.S.C. ss.ss. 2011 et seq., as amended, the Natural Gas Pipeline Safety Act of 1968, 49 U.S.C. ss. 1671 et seq., as amended, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.C.S. ss.ss. 136 et seq., as amended, and the Occupational Safety and Health Act, 29 U.S.C. ss.ss. 651 et seq., as amended, and all comparable statutes of the States of Louisiana and Texas, and all comparable local Governmental Requirements in such states, and other environmental, conservation or protection laws in effect in any jurisdiction where any of the Mortgaged Properties of the Borrower are located.

          "ENVIRONMENTAL LIABILITIES" means with respect to any Person, any and all liabilities, responsibilities, losses, sums paid in settlement of claims, obligations, charges, actions (formal or informal), claims (including, without limitation, claims for personal injury or for property damage), liens, administrative proceedings, damages (including, without limitation, loss or damage resulting from the occurrence of an Event of Default), punitive damages, consequential damages, treble damages, penalties, fines, monetary sanctions, interest, court costs, response and remediation costs, stabilization costs, encapsulation costs, treatment, storage, or disposal costs, groundwater monitoring or environmental sampling  costs,  other  causes  of  action  and any  other  costs and expenses (including, without limitation, reasonable attorneys', experts', and consultants' fees, costs of investigation and feasibility studies and disbursements in connection with any investigative, administrative or judicial proceeding), whether direct or indirect, known or unknown, absolute or contingent, past, present or future arising under, pursuant to or in connection with any Environmental Law, or any other binding obligation of such Person requiring abatement of pollution or protection of human health and the environment.

          "ENVIRONMENTAL  LIEN"  means  a Lien  in  favor  of  any  Governmental
          Authority for (i) any liability under Environmental Laws or (ii) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Hazardous Materials into the environment.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "EURODOLLAR BUSINESS DAY" shall mean any date other than Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England.

          "EURODOLLAR INTEREST PERIOD" shall mean, with respect to any Eurodollar Loan (i) initially, the period commencing on the date such Eurodollar Loan is made and ending one (1), two (2), three (3), or six
          (6) months thereafter as selected by the Borrower pursuant to Section 3.1.2., and thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one (1), two (2), three (3) or six (6) months thereafter, as selected by the Borrower pursuant to Section 4.1.2., provided, however, that (a) if any Eurodollar Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day unless the result of such extension would be to extend such Interest Period into the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, (b) if any Eurodollar Interest Period begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) such Interest Period shall end on the last Business Day of a calendar month, (c) in the case of an Advance under Facility A, any Eurodollar Interest Period which would otherwise expire after the Facility A Termination Date shall end on the Facility A Termination Date, and (d) in the case of an Advance under Facility B, any Eurodollar Interest Period which would otherwise expire after the Facility B Termination Date shall end on the Facility B Termination Date.

          "EURODOLLAR LOAN" shall mean any Loan during any period which bears interest at the Eurodollar Rate.

          "EURODOLLAR MARGIN" shall mean, with respect to each Eurodollar Loan under Facility A:

               (i) 2.375% per annum whenever the Facility A Borrowing Base Usage under the Line of Credit is greater than or equal to 90%;

               (ii) 2.000% per annum whenever the Facility A Borrowing Base Usage under the Line of Credit is greater than or equal to 50% but less than 90%; or

               (iii) 1.625% per annum whenever the Facility A Borrowing Base Usage under the Line of Credit is less than 50%.

          "EURODOLLAR RATE" shall mean with respect to any Eurodollar Interest Period, the offered rate for U.S. Dollar deposits of not less than $1,000,000 as of 11:00 A.M. City of London, England time two (2) Eurodollar Business Days prior to the first date of each Eurodollar Interest Period as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Telerate system ("Telerate"), Page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate, rounded upwards, if necessary to the nearest 1/16% and adjusted for the maximum cost of reserves, if any. Provided, however, that if such rate is not available on Telerate then such offered rate shall be otherwise independently obtained by the Agent from an alternate, substantially similar independent source available to the Agent or shall be calculated by the Agent by substantially similar methodology as that theretofore used to determine such offered rate in Telerate.

          "EVENT  OF  DEFAULT"  shall  mean   individually,   collectively   and
          interchangeably  any of the  Events  of  Default  set  forth  below in
          Section 14.1. hereof.

          "FACILITY A" shall mean a senior secured reducing line of credit to the Borrower under the Line of Credit, subject at all times to the Facility A Borrowing Base Amount then in effect.

          "FACILITY A BORROWING BASE AMOUNT" shall mean the amount available to Borrower at any time based upon the valuation of the Mortgaged Properties, projected oil and gas prices, underwriting factors, and any other factors deemed relevant by the Required Lenders in their sole and complete discretion, all as evaluated and determined by the Required Lenders in their sole and complete discretion on a semi-annual basis on November 1 and May 1. In addition, the Required Lenders, in their sole and complete discretion, may conduct one unscheduled Facility A Borrowing Base Amount redetermination subsequent to each semi-annual redetermination, and the Borrower, at its option may request (and the Required Lenders shall promptly thereafter perform) one Facility A Borrowing Base Amount redetermination after each scheduled semi-annual redetermination by the Required Lenders. The Facility A Borrowing Base Amount also is subject to mandatory Quarterly Reductions. The Required Lenders are not obligated under any circumstances to establish the Facility A Borrowing Base Amount based solely on oil and gas valuation data for the Mortgaged Properties. The Facility A Borrowing Base Amount as of the date of this Agreement is $28,000,000.00. All of the foregoing determinations and valuations shall be in accordance with the Lenders' normal practices and standards for oil and gas loans as may exist at the particular time of determination and valuation. The Facility A Borrowing Base Amount shall never exceed $75,000,000.00, and the sum of the Facility A Borrowing Base Amount and the Facility B Borrowing Base Amount shall never exceed $100,000,000.00.

          "FACILITY A BORROWING BASE USAGE" shall mean the quotient of all amounts outstanding pursuant to Advances under Facility A plus the face amount of all outstanding Letters of Credit issued by the Agent under section 2.3.2. hereof divided by the Facility A Borrowing Base Amount then in effect.

          "FACILITY A NOTES" shall mean collectively (i) the promissory note of even date herewith in the maximum principal amount of $45,000,000.00, payable to the order of Hibernia, (ii) the promissory note of even date herewith in the maximum principal amount of $30,000,000.00, payable to the order of Union Bank, and (iii) any and all modifications, renewals, and/or extension of any of the foregoing promissory notes.

          "FACILITY B NOTES" shall mean collectively the (i) the promissory note of even date herewith in the maximum principal amount of $15,000,000.00, payable to the order of Hibernia, (ii) the promissory note of even date herewith in the maximum principal amount of $10,000,000.00, payable to the order of Union Bank, and (iii) any and all modifications, renewals, and/or extension of any of the foregoing promissory notes

          "FACILITY A TERMINATION DATE" shall mean the earlier to occur of (i) September 30, 2007 or (ii) the date of termination of the Commitments pursuant to Article XIV hereof.

          "FACILITY B" shall mean a senior secured non- revolving line of credit to the Borrower under the Line of Credit, subject at all times to the Facility B Borrowing Base Amount then in effect.

          "FACILITY B BORROWING BASE AMOUNT" shall mean the amount available to Borrower under Facility B as determined by the Required Lenders in their sole discretion. As of the date of this Agreement, the Facility B Borrowing Base Amount is $0.00. The parties agree and understand that the Facility B Borrowing Base Amount shall be determined and established by the Required Lenders in their sole and completion discretion. The Facility B Borrowing Base Amount shall never exceed $25,000,000.00, and the sum of the Facility A Borrowing Base Amount and the Facility B Borrowing Base Amount shall never exceed $100,000,000.00.

          "FACILITY B TERMINATION DATE" shall mean the earlier to occur of (i) one year after the establishment of a Facility B Borrowing Base Amount that exceeds $0.00 or (ii) the date of termination of the Commitments pursuant to Article XIV hereof.

          "FACILITY LOANS" shall mean all Advances under Facility A and Facility B made by the Lenders under the Notes to the Borrower in accordance with and subject to the terms of their respective Commitments.

          "FEDERAL FUNDS RATE" means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transaction with members of the Federal Reserve System arranged by federal fund brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day, next succeeding such day; provided, however, that (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on the next succeeding Business Day, the Federal Funds Rate for such day shall be the average of quotations for such Business Day on such transactions received by the Agent from three (3) federal funds brokers of recognized standing selected by it. If, for any reason, the Agent shall have determined (which determination shall be conclusive, absent manifest error) that it is unable to ascertain the Federal Funds Rate, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (i) of the first sentence of the definition of Base Rate until the circumstances giving rise to such inability no longer exist.

          "GAAP" shall mean, at any time, accounting principles generally accepted in the United States as then in effect.

          "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof, or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "GOVERNMENTAL REQUIREMENT" shall mean any applicable state, federal or local law, statute, ordinance, code, rule, regulation, order or decree.

          "GUARANTOR" means individually and collectively, CCBM, Inc., a Delaware corporation, and its successors and assigns, and any Subsidiary (excluding Unrestricted Subsidiaries) of Borrower that executes a Guaranty.

          "GUARANTY" means individually and collectively that certain Commercial Guaranty of even date with this Agreement by CCBM, Inc. in favor of the Agent for the ratable benefit of the Lenders, as amended and/or restated from time to time and in effect, and any Commercial Guaranty executed after the date of this Agreement by a Subsidiary in favor of the Agent for the ratable benefit of the Lenders, as amended and/or restated from time to time and in effect.

          "HAZARDOUS MATERIALS" means (1) hazardous materials, hazardous wastes, and hazardous substances including, but not limited to, those substances, materials and wastes listed in the United States Department of Transportation Hazardous Materials Table, 49 C.F.R. ss. 172.101, as amended, or listed by the federal Environmental Protection Agency as hazardous substances under or pursuant to 40 C.F.R. Part 302, as amended, or substances, materials, contaminants or wastes which are or become regulated under any Environmental Law, including without limitation, those substances, materials, contaminants or wastes as defined in the following statutes and their implementing regulations: the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et seq., as amended, the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., as amended, the ------- -------
          Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., as amended, the Toxic ------- Substances Control Act, 15 U.S.C. ss. 2601 et seq., as amended, the Clean Air Act, 42 U.S.C. ss. 7401 et seq., as amended, the ------- -------
          federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq., as amended, the Occupational Safety and Health Act, 2 U.S.C. ------- ss. 651 et seq., as amended, the Safe Drinking Water Act, 42 U.S.C.
          ss.300f et seq., as amended and the Natural Gas Pipeline ------- ------- Safety Act of 1968, 49 U.S.C. ss. 1671 et seq., as amended;
          (2) all substances, materials, contaminants or wastes listed in ------- all comparable statutes of the States of Louisiana and Texas and in comparable local Requirements of Law in such states; (3) acid gas, sour water streams or sour water vapor streams containing hydrogen sulfide or other forms of sulphur, sodium hydrosulfide and ammonia; (4) Hydrocarbons; (5) natural gas, synthetic gas, and any mixtures thereof; (6) asbestos and/or any material which contains 1% or more, by weight, of any hydrated mineral silicate, including but not limited to chrysotile, amosite, crocidolite, tremolite, anthophylite and/or actinolite, whether friable or non-friable; (7) PCB's, or PCB containing materials or fluids; (8) radon; (9) naturally occurring radioactive material, radioactive substances or waste; (10) salt water and other oil and gas wastes and (11) any other hazardous or noxious substance, material, pollutant, emission, or solid, liquid or gaseous waste.

          "HEDGING AGREEMENT" means (a) any interest rate or currency swap, rate cap, rate floor, rate collar, forward agreement, or other exchange or rate protection agreement or any option with respect to any such transaction and (b) any swap agreement, cap, floor, collar, exchange transaction, forward agreement, or other exchange or protection agreement relating to Hydrocarbons or any option with respect to any such transaction.

          "HEDGE COMMITMENT" shall mean the Lenders' agreement to extend the Hedge L/C Line as set forth in this Agreement.

          "HEDGE L/C LINE" shall mean the revolving line of credit in the maximum aggregate principal amount of $5,000,000.00 as set forth in
          Section 2.4 of this Agreement.

          "HEDGE-RELATED LETTERS OF CREDIT" shall be as defined in Section 2.4 of this Agreement.

          "HIBERNIA" means Hibernia National Bank in its individual capacity as a Lender, and its successors and assigns.

          "HYDROCARBONS" means oil, gas, casing head gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products separated, settled and dehydrated therefrom and all products refined therefrom, including, without limitation, kerosene, liquefied petroleum gas, refined lubricating oils, diesel fuel, drip gasoline, natural gasoline, helium, sulphur and all other materials.

          "INDEBTEDNESS" shall mean, at any time, all obligations, indebtedness, and liabilities, whether now existing or arising in the future, of the Borrower and/or any Guarantor to the Lenders or any of them (or in the case of a Hedging Agreement or Rate Management Transaction, any affiliate thereof) pursuant to a Hedging Agreement or other commodity or price management transaction, the Reimbursement Obligations, obligations of the Borrower under Rate Management Transactions (including all renewals, extensions, modifications, and substitution thereof and therefor) and all cancellations, buy backs, reversals, terminations, or assignments of Rate Management Transactions, and the indebtedness of the Borrower evidenced by the Notes (including
          Advances under Facility A and Facility B), including principal, interest, costs, expenses and reasonable attorneys' fees and all other fees and charges, together with all commitment fees and other indebtedness and costs and expenses for which the Borrower and/or any Guarantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" also includes, any and all other loans, extensions of credit, obligations, debts and liabilities of the Borrower, plus interest thereon, that may now and in the future be owed to or incurred in favor of the Agent and/or the Lenders, as well as all claims by the Agent and/or the Lenders against the Borrower and/or any Guarantor, whether existing now or later; whether they are voluntary or involuntary, due or to become due, direct or indirect or by way of assignment, determined or undetermined, absolute or contingent, liquidated or unliquidated;
          whether the Borrower may be liable individually or jointly with others, of every nature and kind whatsoever, in principal, interest, costs, expenses and reasonable attorneys' fees and all other fees and charges; whether the Borrower and/or any Guarantor may be obligated as principal obligor, guarantor, surety, accommodation party or otherwise.

          "INTEREST PAYMENT DATE" shall mean (i) for a Base Rate Loan, the last Business Day of each month such Loan is outstanding beginning September 30, 2004 and (ii) for a Eurodollar Loan, the last Eurodollar Business Day of each Eurodollar Interest Period for such Loan, and
          during  any  Eurodollar   Interest  Period  of  six  (6)  months,  the
          Eurodollar Business Day occurring three (3) months after the commencement of such Interest Period.

          "INTEREST PERIOD" shall mean any Base Rate Interest Period or Eurodollar Interest Period.

          "LEASES" shall mean all present and future oil, gas and mineral leases or interests therein now owned or hereafter acquired by the Borrower that form part of the Mortgaged Properties.

          "LENDERS" shall mean the lending institutions listed on the signature page(s) of this Agreement, and their respective successors and assigns.

          "LETTERS OF CREDIT" shall mean the letters of credit issued by the Agent pursuant to Section 2.3.2. hereof. The Letters of Credit do NOT include Hedge-Related Letters of Credit.

          "LIABILITIES" shall mean, as to any Person, all indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

          "LINE OF CREDIT" shall mean a line of credit in the total maximum aggregate principal amount of $100,000,000.00, which line of credit shall be structured as two separate sub-facilities, namely: Facility A and Facility B.

          "LINE OF CREDIT LOAN COMMITMENT" shall mean (i) for all Lenders, the lesser of $100,000,000.00 or the sum of the Facility A Borrowing Base Amount and the Facility B Borrowing Base Amount; and (ii) as to any Lender, its obligation to make Advances hereunder on its Pro Rata Part of the Line of Credit and purchase its Pro Rata Part of participations in Letters of Credit and/or Hedge Related Letters of Credit issued hereunder by the Agent in amounts not exceeding an amount equal to its Commitment Percentage times the Line of Credit Loan Commitment in existence at the time of determination.

          "LOANS" shall mean, collectively, the Facility Loans and all amounts funded by Lenders under the Hedge-Related Letters of Credit issued by Agent under the Hedge L/C Line.

          "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Guaranty, the Collateral Documents and any other Related Documents.

          "MATERIAL ADVERSE EFFECT" shall mean, with respect to the Borrower and/or the Guarantor, as the case may be, an event which causes a material adverse effect on the business, assets, operations or condition (financial or otherwise) of such Person.

          "MAXIMUM RATE" shall mean, at any particular time in question, the maximum non-usurious rate of interest which under applicable law may then be charged on the Loans, the Reimbursement Obligations or any other obligations hereunder. If such Maximum Rate changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as the effective date of each change in such Maximum Rate.

          "MEMORANDUM" shall mean that certain Memorandum of Subordination Agreement dated as of December 15, 1999, by and among the parties to the Securities Purchase Agreement and Compass.

          "MORTGAGE" shall mean (a) those certain mortgages, security agreements, and/or deeds of trust by the Borrower in favor of Compass, as restated in favor of the Lender pursuant to (i) Amended and Restated Mortgage, Collateral Assignment, Security Agreement, and Financing Statement by Borrower in favor of Hibernia dated May 24, 2002, as amended by First Amendment thereto dated September 4, 2002, by Second Amendment thereto dated of even date with this Agreement, and as the same may be amended, supplemented, and/or restated from time to time and in effect, and (ii) Deed of Trust, Mortgage, Security Agreement, Fixture Filing, and Financing Statement by the Borrower in favor of Hibernia dated May 24, 2002, as amended by First Amendment thereto dated June 30, 2004, by Second Amendment thereto dated of even date with this Agreement, and as the same may be amended, supplemented and/or restated from time to time and in effect, (b) that certain Mortgage, Collateral Assignment, Security Agreement and Financing
          Statement by the Borrower in favor of Hibernia dated December 12, 2002, as amended by First Amendment thereto dated of even date with this Agreement, and as the same may be amended, supplemented, and/or restated from time to time and in effect, (c) that certain Deed of Trust, Mortgage, Security Agreement, Fixture Filing, and Financing Statement by the Borrower in favor of Hibernia dated December 12, 2002, as amended by First Amendment thereto dated June 30, 2004, by Second Amendment thereto dated of even date with this Agreement, and as the same may be amended, supplemented and/or restated from time to time and in effect, (d) Deed of Trust, Mortgage Security Agreement Fixture Filing, and Financing Statement dated of even date with this Agreement by Borrower in favor of the Agent, as the same may be amended, supplemented and/or restated form time to time and in effect, and (e) any and all mortgages, security agreements, and/or deeds of trust executed after the date of this Agreement by Borrower and/or any Guarantor as security for the Indebtedness, as the same may be amended, supplemented and/or restated from time to time and in effect.

          "MORTGAGED PROPERTIES" shall mean the property and interests of the Borrower and/or any Guarantor that are encumbered by the Mortgage.

          "NON-RECOURSE INDEBTEDNESS" shall mean Obligations owed by the Guarantor to Rocky Mountain Gas, Inc., and Obligations of the Borrower and/or any Guarantor for which the Borrower and/or any Guarantor, as the case may be, are not personally liable for payment of the Obligations.

          "NOTES" shall mean collectively (i) the Facility A Notes, (ii) the Facility B Notes, and (iii) any and all modifications, renewals, and/or extensions of any of the foregoing promissory notes.

          "OBLIGATIONS" of any Person means Liabilities in any of the following categories: (a) Liabilities for borrowed money; (b) Liabilities constituting an obligation to pay the deferred purchase price of property or services; (c) Liabilities evidenced by a bond, debenture, note or similar instrument; (d) Liabilities which (i) would under GAAP be shown on such Person's balance sheet as a liability, and (ii) are payable more than one year from the date of creation thereof (other than reserves for taxes and reserves for contingent obligations); (e) Liabilities arising under Hedging Agreements; (f) Liabilities constituting principal under leases capitalized in accordance with GAAP, (g) Liabilities arising under conditional sales or other title retention agreements; (h) Liabilities owing under direct to indirect guaranties of Obligations of any other Person or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Obligations of any other Person (such as obligations under working capital maintenance agreements, agreements to keep-well, or agreements to purchase Obligations, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection; (i) Liabilities (for example, repurchase agreements and sale/leaseback agreements) consisting of an obligation to purchase or lease securities or other property, if such Liabilities arises out of or in connection with the sale of the same or similar securities or property; (j) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor; (k) Liabilities with respect to payments received in consideration of oil, gas or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment); or (l) Liabilities with respect to other obligations to deliver goods or services in consideration of advance payments therefor; provided, however, that the "Obligations" of any Person shall not include Liabilities that were incurred by such Person on ordinary trade terms to vendors, suppliers, or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 120 days past original invoice or billing date therefor.

          "ORIGINAL AGREEMENT" shall mean that certain Amended and Restated Credit Agreement dated as of December 12, 2002 by and among the Borrower, the Guarantor, and Hibernia, as amended by First Amendment thereto dated as of June 13, 2003, and as amended by Second Amendment thereto dated as of June 11, 2004.

          "OTHER FINANCING" is used herein as defined in Section 15.12. hereof.

          "PAYOR" is used herein as defined in Section 3.1.6. hereof.

          "PERMITTED ENCUMBRANCES" shall have the meaning ascribed to such term in Section 13.4. hereof.

          "PERSON" shall mean an individual or a corporation, partnership, trust, joint venture, incorporated or unincorporated association, joint stock company, government, or an agency or political subdivision thereof, or other entity of any kind.

          "PRO RATA" OR "PRO RATA PART" shall mean for each Lender, (i) for all purposes where no Loan is outstanding, such Lender's Commitment Percentage for matters relating to the Line of Credit Loan Commitment and (ii) otherwise, the proportion which the portion of the outstanding Loans owed to such Lender bears to the aggregate outstanding Loans owed to Lenders at the time in question (calculated separately for each Lender for Loans under the Line of Credit).

          "PURCHASE MONEY INDEBTEDNESS" means Debt incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Debt assumed in connection with the acquisition of any such assets or secured by an Encumbrance on any such assets prior to the acquisition thereof, and any extension, renewal or replacement of any such Debt.

          "QUARTERLY REDUCTION" shall mean each quarterly reduction, if any, to the Facility A Borrowing Base Amount on the first day of each November, February, May, and August based upon Lenders'
          redetermination of the Facility A Borrowing Base Amount. All such determinations and valuations shall be in accordance with the Lenders' normal practices and standards for oil and gas loans as may exist at the particular time of determination and valuation. The Quarterly Reduction will be $3,000,000.00 beginning October 31, 2004. Thereafter, the Lenders will establish the Quarterly Reduction.

          "RATE MANAGEMENT TRANSACTION" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between the Borrower and any Lender or affiliate thereof which is (i) an interest rate protection agreement, foreign currency exchange agreement or other interest or interest rate hedging agreement entered into in the ordinary course and not for speculative purposes or (ii) a commodity price hedging agreement or arrangement entered into in the ordinary course and not for speculative purposes.

          "REIMBURSEMENT OBLIGATIONS" shall mean at any time, the obligations of Borrower in respect of all Letters of Credit and Hedge-Related Letters of Credit then outstanding to reimburse amounts paid by the Lenders (or either of them) in respect of any drawing or drawings under a Letter of Credit and/or a Hedge-Related Letter of Credit.

          "RELATED DOCUMENTS" shall mean and include individually, collectively, interchangeably and without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

          "RELEASE" means any release, spill, emission, leak, injection, deposit, disposal, discharge, dispersal, leaching or migration of any Hazardous Materials into the environment or into or out of any real property of Borrower, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater and/or land which could reasonably be expected to form the basis of an Environmental Liability against Borrower.

          "REMEDIAL ACTION" means any action to (i) clean up, remove, treat or in any other way address Hazardous Materials in the environment, (ii) prevent the Release or threat of Release or minimize the further Release of Hazardous Materials so they do not mitigate or endanger or threaten to endanger public health or welfare or the environment or
          (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

          "REQUEST FOR ADVANCE" shall mean the Borrower's request for a Facility Loan.

          "REQUIRED LENDERS" shall mean one hundred percent (100%) of the Lenders.

          "REQUIRED PAYMENT" is used herein as defined in Section 3.1.6 hereof.

          "RESTRICTED PERSON" means the Guarantor, the Borrower, and each other Subsidiary of the Borrower, excluding Unrestricted Subsidiaries.

          "SECURED SUBORDINATED DEBT" shall mean indebtedness of the Borrower (and any Subsidiary of Borrower that is a Guarantor) outside of the Line of Credit, issued for total net proceeds not to exceed $25,000,000.00, which indebtedness may bear stated cash interest expense of up to 12% per annum (prior to default); provided that (i) the documents governing the issuance thereof are entered into on or before December 31, 2004, (ii) such indebtedness is secured by a mortgage lien on the Mortgaged Properties that is subordinate and inferior to the Agent's mortgage lien on the Mortgaged Properties, and
          (iii) the Required Lenders have reviewed and approved the documents governing said issuance.

          "SECURITIES PURCHASE AGREEMENT" means that certain Securities Purchase Agreement dated as of December 15, 1999, as amended by First Amendment thereto dated as of June 7, 2004 among the Borrower, Steelhead Investments Ltd., Mellon Ventures, L.P., Douglas A. P. Hamilton, Paul
          B. Loyd, Jr., and Steven A. Webster, as further amended from time to time.

          "SECURITY AGREEMENT" shall mean that certain Amended and Restated Stock Pledge and Security Agreement executed by the Borrower in favor of the Agent for the ratable benefit of the Lenders, of even date with the Agreement, affecting 100% of the outstanding stock of CCBM, Inc., as the same may be amended, supplemented, and/or restated from time to time and in effect.

          "SOLVENT" shall mean, when used with respect to any Person on a particular day, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including without limitation, contingent liabilities, of such person,
          (ii) the present fair salable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts and liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all of the facts and circumstances existing at such time, represents the amount that can be reasonably expected to become an actual or matured liability.

          "SUBJECT   BUSINESS"   shall   mean  the   exploration,   development,
          exploitation and production of natural gas and crude oil.

          "SUBORDINATED PROMISSORY NOTES" shall mean that certain Amended and Restated Note dated June 7, 2004 in the principal amount of
          $27,702,426.55, executed by the Borrower pursuant to the Securities Purchase Agreement, together with all modifications, renewals and extensions thereof or any part thereof.

          "SUBSIDIARIES" shall mean at any date with respect to any Person all the corporations of which such Person at such date, directly or indirectly, owns more than 50% of the outstanding capital stock (excluding directors' qualifying shares), and "SUBSIDIARY" means any one of the Subsidiaries.

          "TOTAL OUTSTANDINGS" shall mean as of any date, without duplication, the sum of (i) the total principal balance outstanding on the Notes, plus (ii) the total face amount of all outstanding Letters of Credit and Hedge-Related Letters of Credit issued under Facility A plus (iii) the total of all Reimbursement Obligations.

          "TRANCHE" shall mean a Eurodollar Loan for a particular Interest Period and/or a Base Rate Loan.

          "UCC" shall mean the Uniform Commercial Code-Secured Transactions (La. R.S. 10:9-101 et seq.) in the State of Louisiana, as amended from time to time, provided that if by reason of mandatory provisions of law, the perfection or effect of perfection or non-perfection of the Lender's Encumbrances against the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Louisiana, then "UCC" means the Uniform Commercial Code as the same may be amended from time to time and in effect in such other jurisdiction.

          "UNION BANK" shall mean Union National Bank of California, N.A., in its capacity as a Lender hereunder, and its successors and assigns.

          "UNRESTRICTED SUBSIDIARY" means (a) any Subsidiary of Borrower designated as an Unrestricted Subsidiary of Borrower by Borrower's Board of Directors in compliance with the following sentence, and (b) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of Borrower may at any time and from time to time designate any Subsidiary of Borrower (other than CCBM, Inc. or any other Guarantor) as an Unrestricted Subsidiary provided that (i) no Default or Event of Default has occurred or is continuing at the time of such designation and after giving effect to such designation, (ii) immediately after such designation, no Restricted Person has any Liability to pay any Obligations of such Subsidiary, has in any way guaranteed any Obligations of such Subsidiary, or has any assets or properties (excluding a pledge of the equity interest in such Subsidiary) which are subject to any Encumbrance securing any Obligations of such Subsidiary, and (iii) notice of any such designation is promptly given to the Agent in writing.

     SECTION 1.2. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with GAAP.

                                   ARTICLE II

                         LINE OF CREDIT LOAN COMMITMENT

     SECTION 2.1. THE LINE OF CREDIT. Subject to the terms and conditions of this Agreement, each Lender agrees severally (a) to make its Pro Rata Part of Advances to the Borrower during the period from the date hereof until the Facility A Termination Date, by making Facility Loans under Facility A to the Borrower from time to time, provided, however, that at no time shall the sum of the aggregate principal amount of such Facility Loans to the Borrower made under Facility A at such time outstanding exceed the Facility A Borrowing Base Amount then in effect, and (b) in the event the Lenders establish a Facility B Borrowing Base Amount in excess of $0.00, to make its Pro Rata Part of Advances to the Borrower during the period from the date such Facility B Borrowing Base Amount is established until the Facility B Termination Date, by making Facility Loans under Facility B to the Borrower from time to time, provided, however, that at no time shall the aggregate principal amount of such Facility Loans made under Facility B exceed the Facility B Borrowing Base Amount. Notwithstanding the foregoing, it is agreed and understood that each Lender's obligation to fund Facility Loans is limited to such Lender's Line of Credit Loan Commitment less its Pro Rata Part of the Total Outstandings.

     SECTION 2.2. THE BORROWING BASE AMOUNTS.

     SECTION 2.2.1. Facility A. The initial Facility A Borrowing Base Amount is hereby fixed at $28,000,000.00. It is agreed and understood that the Required Lenders will re-evaluate and re-establish the Facility A Borrowing Base Amount on a semi-annual basis on each November 1 and May 1. The Facility A Borrowing Base Amount also is subject, in the Required Lenders' sole and complete discretion, to one (1) unscheduled redetermination of the Facility A Borrowing Base Amount after each scheduled semi-annual redetermination by the Required Lenders. The Borrower, at its option also may request (and the Required Lenders shall promptly thereafter perform) one (1) unscheduled Facility A Borrowing Base Amount redetermination after each scheduled semi-annual redetermination by the Required Lenders. The parties agree and understand that the Facility A Borrowing Base Amount is further subject to Quarterly Reductions based upon the Required Lenders' re-evaluation of the Facility A Borrowing Base Amount at such time.

     SECTION 2.2.2. FACILITY B. As of the date of this Agreement, the initial Facility B Borrowing Base Amount is hereby fixed at $0.00.

     SECTION 2.3. FACILITY LOANS.

     SECTION 2.3.1. FACILITY LOANS. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Facility Loans under Facility A and Facility B to the Borrower from time to time under the Line of Credit in accordance with the terms of this Agreement. Within the limits set forth herein, the Borrower may borrow from the Lenders hereunder, repay any and all such Facility Loans as hereinafter provided, and with respect to Facility A, reborrow thereunder; provided, however, each Facility Loan under Facility A, subject to availability under the Facility A Borrowing Base Amount, shall be in an amount not less than $250,000.00; and provided, further, that it is agreed and understood that Facility B is NOT a revolving line of credit The Borrower's obligation to repay the Facility Loans (under both Facility A and Facility B) made by the Lenders shall be evidenced by the Notes. Facility Loans under Facility A shall bear interest, at Borrower's option, at the Base Rate plus the Base Rate Margin or the Eurodollar Rate plus the Eurodollar Margin. Facility Loans under Facility B shall bear interest, at Borrower's option at the Base Rate plus a margin amount (expressed as a percentage) as established by the Lenders or the Eurodollar Rate plus a margin amount (expressed as a percentage) as established by the Lenders. The total number of Tranches under the Line of Credit which may be outstanding at any time hereunder shall never exceed five
(5) Tranches, whether such Tranches are under Facility A or Facility B, or are Base Rate Loans, Eurodollar Loans, or a combination thereof.

     SECTION 2.3.2. LETTERS OF CREDIT. On the terms and conditions hereinafter set forth, the Agent shall from time to time during the period beginning on the date of this Agreement and ending on the Facility A Termination Date, upon request of Borrower, issue standby letters of credit for the account of the Borrower or a Subsidiary that is a Guarantor for general corporate purposes in such amounts as the Borrower may request but not to exceed in the aggregate face amount at any time outstanding the sum of $7,500,000.00 (subject to the additional limitations on the amounts thereof set forth in Section 2.3.3. below), each such letter of credit shall have an expiry date no later than the earlier of one (1) year from the date of issuance or the Facility A Termination Date, whichever occurs first (the "Letters of Credit"). On each day during the period while any such Letter of Credit is issued and outstanding in accordance with the provisions of this Agreement, the sum of the face amount of each such outstanding Letter of Credit shall be treated as an Advance under Facility A. The Line of Credit Loan Commitment of each Lender shall be deemed to be utilized for all purposes hereof in an amount equal to such Lender's Commitment
Percentage of the undrawn face amount of such Letter of Credit. Each Lender agrees that, upon issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Agent's liability under such Letter of Credit in an amount equal to such Lender's Commitment Percentage of such liability, and each Lender (other than Agent) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to Agent to pay and discharge when due, its Commitment Percentage of Agent's liability under such Letter of Credit, provided such Letter of Credit was issued in accordance with the provisions of this Agreement. Borrower hereby unconditionally agrees to pay and reimburse the Agent for the amount of each payment under any Letter of Credit that is in substantial compliance with the provisions of such Letter of Credit at or prior to the date on which payment is made by the Agent to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt from any beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Agent shall promptly notify the Borrower of the demand and the date upon which such payment is to be made by the Agent to such beneficiary in respect of such demand. Forthwith upon receipt of such notice from the Agent, Borrower shall advise the Agent whether or not it intends to borrow under Facility A to finance its obligations to reimburse the Agent, and if so, submit a Request for Advance as provided in Section 2.3.4. hereof. The parties agree and understand that as of the date of this Agreement, there are no outstanding letters of credit issued by Hibernia.

     SECTION 2.3.3. PROCEDURE FOR OBTAINING LETTERS OF CREDIT. The amount and date of issuance, renewal, extension or reissuance of a Letter of Credit pursuant to the Section 2.3.2. shall be designated by the Borrower's written request delivered to the Agent at least three (3) Business Days prior to the date of such issuance, renewal, extension or reissuance. Concurrently with or promptly following the delivery of the request for a Letter of Credit, the Borrower or Borrower's Subsidiary, if applicable, shall execute and deliver to the Agent an application and agreement with respect to the Letter of Credit, said application and agreement to be in the form customarily used by the Agent. The terms of this Agreement shall control in case of any conflict between the terms of this Agreement and the Agent's form of application and agreement with respect to Letters of Credit. The Agent shall not be obligated to issue, renew, extend or reissue such Letters of Credit if (i) the Agent does not approve the requested form of the Letter of Credit or any of the terms thereof, such approval not to be unreasonably withheld, (ii) the amount thereon when added to the amount of the outstanding Letters of Credit exceeds $7,500,000.00, or (iii) the amount thereof when added to the total outstanding Advances under Facility A would exceed the Facility A Borrowing Base Amount then in effect. Borrower agrees to pay the Agent a fee for the issuance of each Letter of Credit, which fee shall be due and payable by the Borrower to the Agent upon issuance of each Letter of Credit by the Agent and on each anniversary date of such issuance while such Letter of Credit is outstanding. The said fee shall be a per annum fee in the amount equal to the lesser of either (a) 1.5% per annum or (b) the applicable Eurodollar Margin, times the face amount of the Letter of Credit for such period (calculated separately for each Letter of Credit).

     SECTION 2.3.4. MANNER AND NOTICE OF BORROWING UNDER THE LINE OF CREDIT. Requests For Advances under the Line of Credit may be made by the Borrower, in writing (including facsimile transmission) to the Agent and such requests shall be fully authorized by the Borrower if made by any one of the persons designated by the Borrower in writing to the Agent. The form of Request for Advance is attached hereto as Exhibit "B", and includes a designation by Borrower of the Borrowing Date. The Agent shall have the right, but not the obligation, to verify any telephone requests by calling the person who made the request at the telephone number designated by the Borrower in writing to the Agent. Requests For Advances must be received by not later than 11:00 a.m. (Central Time) (i) one (1) Business Day prior to the Borrowing Date in the case of Base Rate Loans, or (ii) three (3) Business Days prior to any proposed Borrowing Date in the case of Eurodollar Loans. Upon receipt of such Request for Advance, the Agent shall advise each Lender thereof; provided, that if the Lenders have received at least one (1) Business Day's notice of such Advance prior to funding of a Base Rate Loan, or at least three (3) Business Days' notice of each advance prior to the funding in the case of a Eurodollar Loan, each Lender shall provide the Agent at its office at 313 Carondelet Street, New Orleans, Louisiana 70130, not later than 1:00 p.m., Central Time, on the Borrowing Date, in immediately available funds, its Pro Rata share of the requested Advance, but the aggregate of all such outstanding fundings by each Lender shall never exceed such Lender's available Line of Credit Loan Commitment. Not later than 2:00 p.m., Central Time, on the Borrowing Date, the Agent shall make available to Borrower the aggregate amount of such requested Advance by crediting same to Borrower's checking account and mailing the resulting credit advice to Borrower. The Agent and the Lenders shall not incur any liability to Borrower in acting upon any Request for Advance referred to above which the Agent and the Lenders believe in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this Section 2.3.4. Upon funding of Advances by the Lenders in accordance with this Agreement, pursuant to any such Request for Advance, Borrower shall have effected Advances hereunder. Each Request for Advance for a Facility Loan must specify whether such Loan is a Eurodollar Loan or a Base Rate Loan, and whether such Loan is under Facility A or Facility B. A Lender's copy of such credit advice indicating such deposit to the account of the Borrower shall be deemed conclusive evidence of the Borrower's indebtedness to such Lender in connection with such borrowing. The aggregate outstanding amount of principal and interest due by the Borrower at any given time under the Line of Credit shall be and constitute the indebtedness of the Borrower to the Lenders under the Notes made by the Borrower. When each Advance is made by the Lenders to the Borrower hereunder, the Borrower shall be deemed to have renewed and reissued the Notes for the amount of the Advance plus all amounts due by the Borrower to the Lenders under the Line of Credit Loan Commitment immediately prior to such advance.

     SECTION 2.3.5. USE OF PROCEEDS.  The Borrower shall use the proceeds of the
Facility  Loans  to  finance  working  capital   requirements   and  for  direct
investments in its oil and gas operations.

     SECTION 2.3.6. SEVERAL OBLIGATIONS. The obligations of the Lenders under the Line of Credit Loan Commitment are several and not joint. The failure of any Lender to make an Advance required to be made by it shall not relieve any other Lender of its obligation to make its Advance, and no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender.

     SECTION 2.4. HEDGE COMMITMENT. Subject to the terms and conditions of this Agreement, the Agent agrees to extend the Hedge L/C Line to the Borrower, and issue, for the account of the Borrower or a Subsidiary that is a Guarantor, stand-by letters of credit up to a maximum aggregate principal amount of $5,000,000.00, to beneficiaries that are acceptable to the Agent, in connection with and as support for Borrower's or such Subsidiary's execution of Hedging Agreements and/or other commodity price hedging agreements involving Hydrocarbons that are part of the Mortgaged Properties (the "Hedge-Related Letters of Credit"). Each such Hedge-Related Letter of Credit shall have an expiry date no later than the earlier of one (1) year from the date of issuance or the Facility A Termination Date. The Hedge Commitment and the Hedge L/C Line shall terminate on the Facility A Termination Date. The Borrower hereby unconditionally agrees to pay and reimburse the Agent for the amount of each payment or funding by Agent under any Hedge-Related Letter of Credit that is in substantial compliance with the requirements of such Hedge-Related Letter of Credit at or prior to the date on which payment is made by the Agent to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt from any beneficiary of any Hedge-Related Letter of Credit of any demand for payment under such Hedge-Related Letter of Credit, the Agent shall promptly notify the Borrower of the demand and the date upon which such payment is to be made by the Agent to such beneficiary in respect of such demand. In the event such payment or funding by the Agent is on a Hedge-Related Letter of Credit that was issued under Facility A pursuant to Section 2.4.2 below, the Lenders shall be entitled to reimbursement pursuant to an Advance under the Notes, and the Borrower agrees to deliver to Agent a Request for Advance form to cover such Advance. In the event such payment or funding by the Agent is on a Hedge-Related Letter of Credit that was not issued under Facility A, then the Borrower is unconditionally obligated, as provided above, to reimburse promptly the Agent. The default interest rate applicable to such Reimbursement Obligation shall be 18% per annum. The Line of Credit Loan Commitment of each Lender shall be deemed to be utilized for all purposes hereof in an amount equal to such Lender's Commitment Percentage of the undrawn face amount of such Hedge-Related Letter of Credit issued under Facility
A. Each Lender agrees that, upon issuance under Facility A of any Hedge-Related Letter of Credit hereunder, it shall automatically acquire a participation in the Agent's liability under such Hedge-Related Letter of Credit in an amount equal to such Lender's Commitment Percentage of such liability, and each Lender (other than Agent) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to pay and discharge when due, its Commitment Percentage of Agent's liability under such Hedge-Related Letter of Credit, provided such Hedge-Related Letter of Credit was issued in accordance with the provisions of this Agreement.

     SECTION 2.4.1. PROCEDURE FOR OBTAINING HEDGE-RELATED LETTERS OF CREDIT. The amount and date of issuance, renewal, extension or reissuance of a Hedge-Related Letter of Credit pursuant to Section 2.4 shall be designated by the Borrower's written request delivered to the Agent at least three (3) Business Days prior to the date of such issuance, renewal, extension or reissuance. Concurrently with or promptly following the delivery of the request for a Hedge-Related Letter of Credit, the Borrower or Borrower's Subsidiary, if applicable, shall execute and deliver to the Agent an application and agreement with respect to the Hedge-Related Letter of Credit, said application and agreement to be in the form customarily used by the Agent. The terms of this Agreement shall control in case of any conflict between the terms of this Agreement and the Agent's form of application and agreement with respect to Hedge-Related Letters of Credit. The Agent shall not be obligated to issue, renew, extend or reissue such Hedge-Related Letters of Credit if (i) the Agent does not approve the designated beneficiary, the requested form of the Hedge-Related Letter of Credit or any of the terms thereof, such approval not to be unreasonably withheld, (ii) the amount thereon when added to the amount of the outstanding Hedge-Related Letters of Credit exceeds $5,000,000.00, or (iii) the Borrower is not in compliance with the terms and conditions of this Agreement (including Section 13.10). The Borrower agrees to pay the Agent a fee for the issuance of each Hedge-Related Letter of Credit, which fee shall be due and payable by the Borrower to the Agent upon issuance of each Hedge-Related Letter of Credit by the Agent and on each anniversary date of such issuance while such Hedge-Related Letter of

Credit is outstanding. The said fee shall be a per annum fee in the amount equal to the lesser of either (a) the applicable Eurodollar Margin times the face amount of the Hedge-Related Letter of Credit for such period or (b) 1.5% per annum (calculated separately for each Hedge-Related Letter of Credit).

     SECTION 2.4.2. HEDGE L/C LINE AND FACILITY A. Hedge-Related Letters of Credit, at the Borrower's option, may be issued by Agent outside of the Facility A Borrowing Base Amount. If Borrower exercises the foregoing option, the face amount of each Hedge-Related Letter of Credit so issued, will not affect the availability of funds under the Facility A Borrowing Base Amount. However, if there are funds available under Facility A and the Borrower elects for a Hedge-Related Letter of Credit to be issued under Facility A, then the face amount of any such Hedge-Related Letter of Credit shall reduce on a dollar-for-dollar basis the availability of funds under the Facility A Borrowing Base Amount then in effect.

     SECTION 2.4.3.SECURITY FOR REIMBURSEMENT OBLIGATIONS PERTAINING TO HEDGE-RELATED LETTERS OF CREDIT. The parties acknowledge that Reimbursement Obligations pertaining to Hedge-Related Letters of Credit are secured by the Collateral Documents.


                                   ARTICLE III

                       NOTES EVIDENCING THE FACILITY LOANS


     SECTION 3.1. NOTES.

     SECTION 3.1.1. FORM OF NOTES. The Facility Loans under Facility A shall be evidenced by the Facility A Notes in the aggregate face amount of $75,000,000.00. The Facility Loans under Facility B shall be evidenced by the Facility B Notes in the aggregate face amount of $25,000,000.00. Notwithstanding the face amount of the Notes, the actual principal amount due from Borrower to the Lenders on account of the Notes, as of any date of computation, shall be the sum of Advances then and theretofore made on account thereof, less all principal payments actually received by Lender in collected funds with respect thereto. Although the Notes are dated of even date herewith, interest in respect thereof shall be payable only for the period during which the loans evidenced thereby are outstanding and, although the stated amount of the Notes may be higher, the Notes shall be enforceable, with respect to Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Facility Loans.

     SECTION 3.1.2. ISSUANCE OF ADDITIONAL NOTES From time to time new Notes may be issued to other Lenders as such Lenders become parties to this Agreement. Upon request from the Agent, Borrower shall execute and deliver to Agent any such new or additional Notes. From time to time as new Notes are issued the Agent shall require that each Lender exchange their Notes for newly issued Notes to better reflect the extent of each Lender's Commitment hereunder. The Agent shall, upon the written request of Borrower, cause the Lenders to return to Borrower the Notes which have been replaced within a reasonable period of time after

Borrower's request. Under no circumstances will the issuance of new Notes, or the return of the Notes to the Borrower which have been replaced, constitute a novation or other discharge of the outstanding indebtedness of Borrower to the Lenders under the Line of Credit.

     SECTION 3.1.3. PAYMENT OF THE NOTES. Subject to the requirements of Article VIII below, interest on the unpaid principal balance of the Notes shall be payable on each Interest Payment Date and for Advances under Facility A, on the Facility A Termination Date, and for Advances under Facility B, on the Facility B Termination Date. Subject to the requirements of Article VIII below, (i) the outstanding principal due under the Notes resulting from Advances under Facility A shall be due and payable on the Facility A Termination Date, and (ii) the outstanding principal due under the Notes resulting from Advances under Facility B shall be due and payable on the Facility B Termination Date.

     SECTION 3.1.4. PAYMENT TO THE LENDERS. Each Lender's Pro Rata Part of payment or prepayment of the Loans shall be directed by wire transfer to such Lender by the Agent at the address provided to the Agent for such Lender for payments no later than 2:00 p.m., Lafayette, Louisiana, time on the Business Day such payments or prepayments are deemed hereunder to have been received by Agent; provided, however, in the event that any Lender shall have failed to make an Advance as contemplated under Article II hereof (a "Defaulting Bank") and the Agent or another Lender or Lenders shall have made such Advance, payment received by Agent for the account of such Defaulting Bank(s) shall not be distributed to such Defaulting Bank(s) until such Advance or Advances shall have been repaid in full to the Lender or Lenders who funded such Advance or Advances. Any payment or prepayment received by the Agent at any time after 12:00 noon, Lafayette, Louisiana, time on a Business Day shall be deemed to have been received on the next Business Day. Interest shall cease to accrue on any principal as of the end of the day preceding the Business Day on which any such payment or prepayment is deemed hereunder to have been received by the Agent. If the Agent fails to transfer any principal amount to any Lender as provided above, then the Agent shall promptly direct such principal amount by wire transfer to such Lender.

     SECTION 3.1.5. SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment (whether voluntary, involuntary, or otherwise) on account of the Loans, (including, without limitation, any set-off) which is in excess of its Pro Rata Part of payments on the Loans, as the case may be, obtained by all Lenders, such Lender shall purchase from the other Lenders such participation as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of the recovery. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of offset) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

     SECTION 3.1.6. NON-RECEIPT OF FUNDS BY THE AGENT Unless the Agent shall have been notified by a Lender or Borrower (the "Payor") prior to the date on which such Lender is to make payment to the Agent of the proceeds of a Facility Loan to be made by it hereunder or Borrower is to make a payment to the Agent for the account of one or more of the Lenders, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, pay to the Agent the amount made available to it together with interest thereon in respect of the period commencing on the date such amount was made available by the Agent until the date the Agent recovers such amount at the rate applicable to such portion of the applicable Facility Loan. Any payment due from any Lender to Agent pursuant hereto shall bear interest at the Federal Funds Rate.

                                   ARTICLE IV

                                 INTEREST RATES

     SECTION 4.1. OPTIONS.

     SECTION 4.1.1. BASE RATE LOANS. On Base Rate Loans, Borrower agrees to pay interest calculated on the basis of a year consisting of 365/366 days with respect to the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to Borrower until maturity (whether by acceleration or otherwise), at a varying rate per annum equal to (A) for Advances under Facility A, the lesser of (i) the Maximum Rate and (ii) the Base Rate plus the Base Rate Margin; and (B) for Advances under Facility B, the lesser of (i) the Maximum Rate and (ii) the Base Rate plus the margin amount (expressed as a percentage) as established by Lenders. Past due principal, to the extent permitted by law, shall bear interest, payable upon demand, at the lesser of (i) the Maximum Rate and (ii) the default rate specified in the Notes.

     SECTION 4.1.2. EURODOLLAR LOANS. On Eurodollar Loans, Borrower agrees to pay interest calculated on the basis of a year consisting of 360 days with respect to the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to Borrower until maturity (whether by acceleration or otherwise), at a varying rate per annum equal to (A) for Advances under Facility A, the lesser of (i) the Maximum Rate and (ii) the Eurodollar Rate plus the Eurodollar Margin; and (B) for Advances under Facility B, the lesser of (i) the Maximum Rate and (ii) the Eurodollar Rate plus the margin amount (expressed as a percentage) as established by Lenders. Past due principal, to the extent permitted by law, shall bear interest, payable on demand, at the lesser of (i) the Maximum Rate and (ii) the default rate specified in the Notes. Upon three (3) Business Days written notice prior to the making by the Lenders of any Eurodollar Loan (in the case of the initial Interest Period therefor) or the expiration date of each succeeding Interest Period (in the case of subsequent Interest Periods therefor), Borrower shall have the option, subject to compliance by Borrower with all of the provisions of this Agreement, as long as no Event of Default exists, to specify whether the Interest Period commencing on any such date shall be a one (1), two (2), three
(3) or six (6) month period. If the Agent shall not have received timely notice of a designation of such Interest Period as herein provided, Borrower shall be deemed to have elected to convert all maturing Eurodollar Loans to Base Rate Loans.

     SECTION 4.2. INTEREST RATE DETERMINATION. The Agent shall determine each interest rate applicable to any Base Rate Loan or Eurodollar Loan and its determination shall be conclusive absent manifest error. The Agent shall notify the Borrower of each interest rate determination within a reasonable time after each such determination.

     SECTION 4.3. CONVERSION OPTION. Borrower may elect from time to time (i) to convert all or any part of its Eurodollar Loans to Base Rate Loans by giving the Agent irrevocable notice of such election in writing prior to 10:00 a.m. (Lafayette, Louisiana time) on the conversion date and such conversion shall be made on the requested conversion date, provided that any such conversion of Eurodollar Loan shall only be made on the last day of the Eurodollar Interest Period with respect thereof, and (ii) to convert all or any part of its Base Rate Loans to Eurodollar Loans by giving the Agent irrevocable written notice of such election three (3) Business Days prior to the proposed conversion and such conversion shall be made on the requested conversion date or, if such requested conversion date is not a Business Day on the next succeeding Business Day. Any such conversion shall not be deemed a prepayment of any Note or a prepayment of any of the Loans for purposes of this Agreement.

                                    ARTICLE V

                             CHANGE OF CIRCUMSTANCES


     SECTION 5.1. UNAVAILABILITY OF FUNDS OR INADEQUACY OF PRICING. In the event that, in connection with any proposed Eurodollar Loan, the Agent determines, which determination shall, absent manifest error, be final, conclusive and binding upon all parties, due to changes in circumstances since the date hereof, adequate and fair means do not exist for determining the Eurodollar Rate or such rate will not accurately reflect the costs to the Lenders of funding Eurodollar Loans for such Eurodollar Interest Period, the Agent shall give notice of such determination to the Borrower, whereupon, until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligation of the Lenders to make, continue or convert Loans into Eurodollar Loans shall be suspended, and all loans to Borrower shall be Base Rate Loans during the period of suspension.

     SECTION 5.2. CHANGE IN LAWS. If at any time after the date hereof any new law or any change in existing laws or in the interpretation by any governmental authority, central bank, or comparable agency charged with the administration or interpretation thereof, of any new or existing laws shall make it unlawful for the such Lender to make or continue to maintain or fund Eurodollar Loans hereunder, then such Lender shall promptly notify Borrower in writing of such Lender's obligation to make, continue or convert Loans into Eurodollar Loans under this Agreement shall be suspended until it is no longer unlawful for such Lender to make or maintain Eurodollar Loans. Upon receipt of such notice, Borrower shall either repay the outstanding Eurodollar Loans owed to the Lenders, without penalty, on the last day of the current Interest Periods (or, if any Lender may not lawfully continue to maintain and fund such Eurodollar
Loans, immediately), or Borrower may convert such Eurodollar Loans at such appropriate time to Base Rate Loans.

     SECTION 5.3. INCREASED COST OR REDUCED RETURN.

                    (i) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                         (A) shall  subject  such  Lender to any tax,  duty,  or
                    other charge with respect to any Eurodollar Loans, the Notes, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender under this Agreement, or the Notes, in respect of any Eurodollar Loans (other than franchise taxes and taxes imposed on the overall net income of such Lender);

                         (B) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than reserve requirements, if any, taken into account in the determination of the Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender, including the Commitment of such Lender hereunder; or

                         (C) shall impose on such Lender or on the London interbank market any other condition affecting this Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender of making, converting into, continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender under this Agreement or its Note with respect to any Eurodollar Loans, then pursuant to Section 5.3(v) Borrower shall pay to such Lender such amount or amounts as will compensate such Lender for such increased cost or reduction. If such Lender requests compensation by Borrower under this Section 5.3., Borrower may, by notice to such Lender, suspend the obligation of such Lender to make or continue Eurodollar Loans, or to convert all or part of the Base Rate Loan owing to such Lender to Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 5.3. shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                    (ii) If, after the date hereof, such Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time pursuant to Section 5.3(v) Borrower shall pay to such Lender such additional amount or amounts as will compensate Lender for such reduction.

                    (iii) Each Lender shall promptly notify Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 5.3. will designate a separate lending office, if applicable, if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. If such Lender claims compensation under this Section 5.3., such Lender shall simultaneously furnish to Borrower a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                    (iv) If any Lender gives notice to the Borrower (either by Lender or through the Agent) pursuant to Section 5.3. hereof, Lender shall simultaneously give to the Borrower a statement signed by an officer of such Lender setting forth in reasonable detail the basis for, and the calculation of such additional cost, reduced payments or capital requirements, as the case may be, and the additional amounts required to compensate Lender therefor.

                    (v) Within fifteen (15) days after receipt by the Borrower of any notice referred to in Section 5.3., the Borrower shall pay to such Lender such additional amounts as are required to compensate such Lender for the increased cost, reduce payments or increase capital requirements identified therein, as the case may be; provided, that the Borrower shall not be obligated to compensate such Lender for any increased costs, reduced payments or increased capital requirements to the extent that such Lender incurs the same prior to a date six (6) months before such Lender gives the required notice.

     SECTION 5.4. BREAKAGE COSTS. Without duplication under any other provision hereof, if any Lender incurs any actual loss, cost or expense (including, without limitation, any loss of profit and loss, cost, expense or premium reasonably incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender as a result of any of the following events other than any such occurrence as a result in the change of circumstances described in Sections 5.1. and 5.2.:

                         (i) any payment, prepayment or conversion of a Eurodollar Loan on a date other than the last day of its Eurodollar Interest Period (whether by acceleration, prepayment or otherwise);

                         (ii) any failure to make a principal payment of a Eurodollar Loan on the due date thereof; or

                         (iii) any failure by the Borrower to borrow,  continue,
                    prepay or convert to a Eurodollar Loan on the dates specified in a notice given pursuant to this Agreement.

then the Borrower shall within 15 days after demand pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If such Lender makes such a claim for compensation, it shall simultaneously furnish to Borrower a statement setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such statement shall be conclusive and binding absent manifest error.

     SECTION 5.5. DISCRETION OF LENDER AS TO MANNER OF FUNDING. Notwithstanding any provisions of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Facility Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder, except as may otherwise be provided in this Article V, shall be made as if each Lender had actually funded and maintained each Eurodollar Loan through the purchase of deposits having a maturity corresponding to the last day of the Eurodollar Interest Period applicable to such Eurodollar Loan and bearing an interest rate to the applicable interest rate for such Eurodollar Period.

                                   ARTICLE VI

                                      FEES

     SECTION 6.1. FACILITY FEES.

     SECTION 6.1.1. FACILITY FEE. The Borrower shall pay to the Agent for the benefit of Union Bank a facility fee of one-half percent (0.50%) of Union Bank's Pro Rata Part of $28,000,000.00. In addition, Borrower shall pay to Agent for the Pro Rata benefit of the Lenders an additional facility fee of one-half percent (0.50%) of the incremental amount of any increase to the Facility A Borrowing Base Amount shall be owed by Borrower to the Agent, and such fee shall be payable by Borrower upon Borrower's acceptance of said increase; provided, however, if the Facility A Borrowing Base Amount is reduced and then reinstated to a higher amount, the additional facility fee will be applicable only to the incremental amount, if any, by which the higher amount exceeds the previous highest Facility A Borrowing Base Amount. In the event the Facility B Borrowing Base Amount exceeds $0.00, the facility fee applicable thereto shall be as negotiated by the Agent and the Borrower. The Borrower hereby authorizes the Agent to debit its account maintained with Hibernia for collection of the foregoing facility fees.

     SECTION 6.2. UNUSED FEES.

     SECTION 6.2.1. FACILITY A UNUSED FEE. The Borrower shall pay to the Agent (for the Pro Rata benefit of the Lenders) an unused fee calculated on the unused portion of the Facility A Borrowing Base Amount as follows: (i) if the Facility A Borrowing Base Usage is greater than or equal to 50%, the unused fee is 0.50%; and (ii) if the Facility A Borrowing Base Usage is less than 50%, the unused fee is 0.375%. The unused fee will be payable quarterly in arrears on the last day of each fiscal quarter, commencing December 31, 2004. The unused portion of the Facility A Borrowing Base Amount shall be determined on a daily basis by subtracting from the Facility A Borrowing Base Amount the Total Outstandings under Facility A, and by averaging said daily amounts for the period for which the fee is to be determined. The Borrower hereby authorizes the Agent to debit its account maintained with the Hibernia for collection of the unused fee.

     SECTION 6.3. LETTER OF CREDIT FEE. The Borrower shall pay to the Agent (for the Pro Rata benefit of the Lenders) a fee for each Letter of Credit and Hedge-Related Letter of Credit as provided in Sections 2.3.3. and 2.4.1. of this Agreement.

     SECTION 6.4. ENGINEERING FEE. The Borrower shall pay to each Lender a fee of $5,000.00 for each unscheduled determination of the Facility A Borrowing Base Amount requested by Borrower. The Borrower hereby authorizes the Agent to debit its account maintained with Hibernia for collection of said fee.

                                   ARTICLE VII

                           CERTAIN GENERAL PROVISIONS

     SECTION 7.1. PAYMENTS. All payments of principal, interest, fees and any other amounts due hereunder or under any of the other Related Documents shall be made to the Agent at its office in New Orleans, Louisiana at 313 Carondelet Street, New Orleans, Louisiana 70130, or at such other location that the Agent may from time to time designate in writing to the Borrower, in each case in immediately available funds.

     SECTION 7.2. NO OFFSET, ETC. All payments by the Borrower hereunder and under any of the other Related Documents shall be made without setoff and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, on the date on which such amount is due and payable hereunder or under such other Related Document, such additional amount in Dollars as shall be necessary to enable the Lender to receive the same net amount which the Lender would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Documents.

     SECTION 7.3. PRINCIPAL AMOUNT OF EACH NOTE. The Borrower and the Guarantor acknowledge and understand that notwithstanding the stated principal amount of each Note, that each Lender's obligation to fund Advances under its Note is limited for all purposes to the terms and conditions of this Agreement, including but not limited to, availability under the Facility A Borrowing Base Amount then in effect and the Facility B Borrowing Base Amount then in effect, as the case may be. IN ADDITION, THE BORROWER UNDERSTANDS AND AGREES THAT NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT OR THE NOTES TO THE CONTRARY, THAT NO LENDER SHALL BE OBLIGATED TO FUND ANY AMOUNT IN EXCESS OF THE FACILITY A BORROWING BASE AMOUNT THEN IN EFFECT OR THE FACILITY B BORROWING BASE AMOUNT THEN IN EFFECT, AS THE CASE MAY BE.

     SECTION 7.4. RATE MANAGEMENT TRANSACTIONS. The Borrower is permitted to enter into Rate Management Transactions with the Lenders.

     SECTION 7.5. CALCULATION OF FEES. The fees set forth in Article VI above will be calculated on the basis of a year consisting of 360 days.


                                  ARTICLE VIII

                                   PREPAYMENTS

     SECTION 8.1. VOLUNTARY PREPAYMENTS. Borrower may at any time and from time to time, without premium or penalty, prepay Base Rate Loans. Borrower may at any time and from time to time, without penalty or premium subject to Section 5.4. hereof, prepay Eurodollar Loans outstanding upon at least three (3) Business Day's notice to the Agent.

     SECTION 8.2. MANDATORY PREPAYMENT RESULTING FROM A QUARTERLY REDUCTION. Subject to Section 5.4 above, in the event the outstanding principal amount of all Loans under Facility A exceed, as a result of a Quarterly Reduction, the Facility A Borrowing Base Amount then in effect, the Borrower shall make (on the first Business Day of the month following the Quarterly Reduction) a mandatory prepayment to the Agent of the excess amount and accrued, unpaid interest (through the date of payment) on such excess amount.

     SECTION 8.3. MANDATORY PREPAYMENT RESULTING FROM OVERADVANCES. Except as otherwise required by Section 13.2, in the event the unpaid principal amount of the Facility Loans ever exceeds the sum of the Facility A Borrowing Base Amount then in effect (including any reduction of the Facility A Borrowing Base Amount that results from a Quarterly Reduction) and the Facility B Borrowing Base Amount then in effect (including any scheduled or unscheduled redeterminations thereof), the Borrower (at its option) agrees, within thirty (30) days after notice from Agent of the occurrence of such an excess amount (an "overadvance") to do the following (individually or in combination): (a) make a lump sum payment to the Agent in an amount equal to the overadvance; (b) grant to the Agent for the ratable benefit of the Lenders security interests or mortgage liens on new collateral having, in the Agent's sole discretion an incremental value at least equal to one hundred percent (100%) of such overadvance; or (c) make the first of six (6) (or fewer) consecutive monthly payments to the Agent, each in the amount equal to one-sixth (or such corresponding lesser amount if fewer than six payments are made) of the overadvance.

                                   ARTICLE IX

                          SECURITY FOR THE INDEBTEDNESS

     SECTION 9.1. SECURITY. The Indebtedness (as defined in the Collateral Documents) shall be secured by the following:

     (a) the Mortgage;

     (b) the Security Agreement (and physical delivery to the Agent of the stock certificates therein described);

     (c) the Guaranty; and

     (d) any additional Collateral Documents granted by any Person in favor of Agent for the ratable benefit of the Lenders as security for the Indebtedness (as defined in the Collateral Documents).

     The Borrower understands and acknowledges that item (a) and (b) above constitute first priority mortgage liens and security interests affecting the Mortgaged Properties and 100% of the outstanding stock of the Guarantor in favor of the Agent, subject only to Permitted Encumbrances and Designated Title Exceptions as herein provided. The Borrower and Guarantor expressly acknowledge that the mortgage liens and security interests granted, created, renewed, and/or extended prior to the date of this Agreement in favor of Hibernia and/or in favor of Compass and assigned to Hibernia are valid, that they subsist against the collateral described therein, and that they are hereby renewed and extended and carried forward in full force to secure payment of the Indebtedness. To the extent necessary, Hibernia hereby assigns all of said mortgage liens and security interests to the Agent for the ratable benefit of the Lenders.


                                    ARTICLE X

                              CONDITIONS PRECEDENT

     SECTION 10.1. CONDITIONS PRECEDENT TO ALL FACILITY LOANS. The obligation of the Lenders to make any Facility Loan hereunder shall be subject to the satisfaction and the continued satisfaction of the following conditions precedent:

     (a) On or prior to the date hereof, the Borrower shall have executed and delivered to the Agent this Agreement, the Notes, the Mortgage, the Security Agreement, and all other documents required by this Agreement, all in form and substance and in such number of counterparts as may be required by the Agent;

     (b) On or prior to the date hereof, the Guarantor shall have executed and delivered to the Agent this Agreement, the Guaranty, and all other documents required by this Agreement, all in form and substance and in such number of counterparts as may be required by the Agent;

     (c) The representations, warranties, and covenants of the Borrower as set forth in this Agreement, or in any Related Document furnished to the Agent and/or any Lender in connection herewith, shall be and remain true and correct as of such date (except to the extent specifically limited to a specified date);

     (d) On or prior to the date hereof, the Agent shall have received a favorable legal opinion of counsel to the Borrower and the Guarantor covering the transactions contemplated by this Agreement, in form, scope and substance satisfactory to the Agent;

     (e) The Agent shall have received certified resolutions of the Borrower and the Guarantor authorizing the execution of all documents and instruments contemplated by this Agreement;

     (f) The Lender shall have received all fees, charges and expenses which are due and payable as specified in this Agreement and any Related Documents;

     (g) No Default or Event of Default shall exist or shall result from the making of a Facility Loan or the issuance of a Letter of Credit and/or a Hedge-Related Letter of Credit;

     (h) The Borrower shall have provided the Agent with all financial statements, reports and certificates required by this Agreement;

     (i) On or prior to the date hereof, the Agent shall have received the articles of incorporation and bylaws, as amended, and the Agent 's counsel shall have reviewed the foregoing documents and is satisfied with the validity, due authorization and enforceability thereof and of all Related Documents;

     (j) On or prior to the date hereof, the Agent shall have received evidence acceptable to the Lenders and their counsel that its Encumbrances affecting the Collateral shall have a first priority position, subject only to Permitted Encumbrances;

     (k) The Borrower shall have complied with the procedure set forth in this Agreement, for the making of a Facility Loan;

     (l) Except as disclosed on Schedule 10.1 attached hereto there shall have occurred no Material Adverse Effect since the date of the most recent financial statements delivered by Borrower to Agent under the Original Agreement;

     (m) The Lenders' reasonable satisfactory review prior to the date hereof of all environmental matters related to the Mortgaged Properties;

     (n) The Borrower must maintain insurance as required by Section 11.6, and deliver to Agent evidence of such insurance coverage;

     (o) To the extent requested by Agent and required by the Loan Documents, the Borrower shall have executed and delivered to the Agent blank form letters in lieu of division orders, in form and substance satisfactory to the Agent; and

     (p) On or prior to the date hereof, the Agent shall have received title opinions from counsel to Borrower (or other title information reasonably acceptable to the Agent) covering not less than eighty percent (80%) of the present value of the sum of the Facility A Borrowing Base Amount, as determined by the Agent, which opinions (or other title information reasonably acceptable to the Agent) must satisfy (in the Agent's reasonable discretion) the first sentence of Section 11.3.

     The Agent and the Lenders reserve the right, in their sole discretion, to waive any one or more of the foregoing conditions precedent.

     SECTION 10.2. CONDITION PRECEDENT CONCERNING SECURED SUBORDINATED DEBT. The satisfactory review by the Required Lenders of the documentation evidencing the Secured Subordinated Debt is a condition precedent to the issuance by Borrower of such Secured Subordinated Debt. In the event such issuance occurs prior to said satisfactory review and approval, the Lenders' obligation to make any further Facility Loans is terminated and such issuance shall constitute an Event of Default hereunder.

     SECTION 10.3. CONDITION PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT. The condition precedent to the effectiveness of this Agreement is that on or prior to the date hereof the Agent receives from each of the Lenders a signed, written commitment for such Lender's Commitment Percentage.


                                   ARTICLE XI

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Agent and the Lenders as follows:

     SECTION 11.1. CORPORATE AUTHORITY OF THE BORROWER. The Borrower is a corporation duly created, validly existing, and in good standing under the laws of the state its incorporation, and is duly qualified and in good standing as foreign corporation in Louisiana and all other jurisdictions where the failure to qualify would have an adverse effect upon its ability to perform its obligations under this Agreement and all Related Documents to which it is a party. The Borrower has the corporate power to enter into this Agreement, execute the Notes, Mortgage, Security Agreement, and grant the liens and security interests in the Collateral in the manner and for the purpose contemplated by the Collateral Documents. The Borrower has the corporate power to perform its obligations hereunder and under the Loan Documents and Related Documents. The execution, delivery, and performance by the Borrower of the Loan Documents and Related Documents have all been duly authorized by all necessary corporate or company action, and do not and will not result in any violation by the Borrower of any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Borrower, or the articles of incorporation and bylaws of the Borrower. Except as set forth in Schedule 11.1 attached hereto, the making and performance by the Borrower of the Loan Documents and Related Documents do not and will not result in a breach of or constitute a default under any material indenture or loan or credit agreement or any other material agreement or instrument to which the Borrower is a party or by which it may be bound or affected, or result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than as contemplated by the Related Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower. Each of the Loan Documents and Related Documents to which the Borrower is a party constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     SECTION 11.2. FINANCIAL STATEMENTS. The most recent balance sheet of the Borrower at the dates thereof, and the related statements of income and retained earnings for the year then ended, copies of which have been delivered to the Agent, fairly present in all material respects the financial condition of the Borrower as of the date or dates thereof. Each of said financial statements were prepared in conformity with GAAP and, except as otherwise disclosed to Agent in writing, applied on a basis consistent with the preceding year. No Material Adverse Effect has occurred since said dates in the financial position or in the results of operations of the Borrower in its business taken as a whole.

     SECTION  11.3.  TITLE  TO  MORTGAGED  PROPERTIES.  Except  as set  forth on
Schedule 11.3 attached hereto, the Borrower has Defensible Title to the Mortgaged Properties at a book cost in excess of $200,000 (except to the extent that (a) such assets have thereafter been disposed of in compliance with this Agreement or (b) leases for such property have expired pursuant to their terms), and, in each case free and clear of all Encumbrances except (other than Permitted Encumbrances) (i) Encumbrances for taxes not yet due and payable or, if payable, that are being contested in good faith in the ordinary course of business, (ii) statutory Encumbrances (including materialmen's, mechanic's, repairmen's, landlord's and other similar encumbrances) arising in the ordinary course of business to secure payments not yet due and payable or, if payable, that are being contested in good faith in the ordinary course of business, (iii) easements, restrictions, reservations or other encumbrances, as well as such imperfections or irregularities of title, if any, as are not material, (iv) obligations or duties to any municipality or public authority with respect to any franchise, grant, license or permit and all applicable laws, rules, regulations and orders of any Governmental Authority, (v) all lessors' royalties, overriding royalties, net profits interests, production payments, carried interests, reversionary interests and other burdens on or deductions from the proceeds of production, (vi) the terms and conditions of joint operating agreements and other oil and gas contracts, (vii) all rights to consent by, required notices to, and filings with or other actions by governmental or tribal entities, if any, in connection with the change of ownership or control of an interest in federal, state, tribal or other domestic governmental oil and gas leases, if the same are customarily obtained subsequent to such change of ownership or control, but only insofar as such consents, notices, filings and other actions relate to the transactions contemplated by this Agreement, (viii) any preferential purchase rights, (ix) required third party consents to assignment, (x) conventional rights of reassignment prior to abandonment and (xi) the terms and provisions of oil and gas leases, unit agreements, pooling agreements, and other documents creating interests comprising the oil and gas properties; provided, however, the exceptions described in clauses (iv) through (xi) inclusive above are qualified to include only those exceptions in each case which do not operate to (A) reduce the net revenue interest of the Borrower below that set forth on Schedule 11.3, (B) increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the working interest of the Borrower above that set forth on Schedule 11.3 without a proportionate increase in the net revenue interest of the Borrower or (C) increase the working interest of the Borrower above that set forth on Schedule 11.3 without a proportionate increase in the net revenue interest of the Borrower, and, provided, further, that the foregoing defects, limitations, liens and encumbrances, whether individually material or not, do not in the aggregate create a Material Adverse Effect upon the Borrower (the categories of exceptions in clauses (iv) through (xi), as so qualified and as any such exceptions may exist from time to time, being referred to as the "DESIGNATED TITLE EXCEPTIONS"). The Mortgage constitutes a legal, valid and perfected first Encumbrance on the property interests covered thereby, subject only to Designated Title Exceptions, Permitted Encumbrances, and matters disclosed on Schedule 11.3. Further, as of the date hereof, the oil and gas properties constituting not less than ninety percent (90%) of the present value of the sum of the initial Facility A Borrowing Base Amount are Mortgaged Properties.

     SECTION 11.4. LITIGATION. Other than as set forth in Schedule 11.4 and as may be disclosed to the Agent in writing after the date of this Agreement, there are no legal actions, suits or proceedings pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower, or any of its properties before any court or administrative agency (federal, state or local), which could reasonably be expected to constitute a Material Adverse Effect, and there are no judgments or decrees affecting the Borrower, or its property (including, without limitation, the Collateral) which are or could reasonably be expected to become an Encumbrance against such property (other than a Designated Title Exception or a Permitted Encumbrance), provided that no breach of this
Section 11.4 shall occur if the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained.

     SECTION 11.5. APPROVALS. No authorization, consent, approval or formal exemption of, nor any filing or registration with, any governmental body or regulatory authority (federal, state or local), and no vote, consent or approval of the shareholders of the Borrower is or will be required in connection with the execution and delivery by the Borrower of the Related Documents or the performance by the Borrower of its obligations hereunder and under the other Related Documents, except to the extent obtained.

     SECTION 11.6. REQUIRED INSURANCE. The Borrower maintains insurance with insurance companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which Borrower operates.

     SECTION 11.7. LICENSES. The Borrower possesses adequate franchises, licenses and permits to own its properties and to carry on its business as presently conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     SECTION 11.8. ADVERSE AGREEMENTS. Except as described in Schedule 10.1, the Borrower is not a party to any agreement or instrument, nor subject to any charter or other restriction, materially and adversely affecting the business, properties, assets, or operations of the Borrower or its condition (financial or otherwise), and the Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, which default would constitute a Material Adverse Effect.

     SECTION 11.9. DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default hereunder has occurred and is continuing or will occur as a result of the giving effect hereto.

     SECTION 11.10. EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which the Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event (as defined in ERISA) has occurred and is continuing with respect to any such plan, (ii) the Borrower has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

     SECTION 11.11. INVESTMENT COMPANY ACT. The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 11.12. PUBLIC UTILITY HOLDING COMPANY ACT. The Borrower is not a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 11.13. REGULATIONS X, T AND U. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations X, T and U of the Board of Governors of the Federal Reserve System), and none of the proceeds of the Loans will be used for the purpose of purchasing or carrying such margin stock.

     SECTION 11.14. LOCATION OF OFFICES AND RECORDS. As of the date hereof, the chief place of business of the Borrower, and the office where the Borrower keeps all of its records concerning the Collateral, is 14701 St. Mary's Lane, Suite 800, Houston, Texas 77079.

     SECTION 11.15. INFORMATION. All written information heretofore or contemporaneously herewith furnished by the Borrower to the Agent and/or the
Lenders  for  the  purposes  of or in
connection with this Agreement or any transaction contemplated hereby (excluding projections, estimates, and engineering reports) is, and all such information hereafter furnished by or on behalf of the Borrower to the Agent and/or the Lenders will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading as of such date, taken as a whole. To the best knowledge of Borrower, the engineering reports delivered to the Agent and/or the Lenders in connection with this Agreement do not contain any material inaccuracies and/or omissions. The said engineering reports, however, are based upon professional opinions, estimates and projections and the Borrower does not warrant that such opinions, estimates and projections will ultimately prove to have been accurate. All other projections and estimates by the Borrower delivered hereunder or in connection herewith were prepared in good faith on the basis of the assumptions believed by the Borrower in good faith to be reasonable in light of the then current and foreseeable business conditions of the Borrower and its Subsidiaries at the time of preparation thereof, it being understood by the Agent and the Lenders that actual results may vary from projected results.

     SECTION 11.16. ENVIRONMENTAL MATTERS. Except as previously disclosed to the Agent in writing or as could not reasonably be expected to result in a Material Adverse Effect:

     (a) To the best of Borrower's knowledge and belief after due inquiry, Borrower is in compliance with all applicable Environmental Laws;

     (b) To the best of Borrower's knowledge and belief after due inquiry, Borrower has obtained all consents and permits required under all applicable Environmental Laws to operate its business as presently conducted or as proposed to be conducted and all such consents and permits are in full force and effect and Borrower is in compliance with all terms and conditions of such approvals;

     (c) To the best of Borrower's knowledge and belief after due inquiry, neither Borrower nor any of the present property or operations of Borrower is subject to any order from or agreement with any Governmental Authority or private party respecting (i) failure to comply with any Environmental Law or any Remedial Action or (ii) any Environmental Liabilities arising from the Release or threatened Release except those orders and agreements with which Borrower has complied;

     (d) To the best of Borrower's knowledge and belief after due inquiry, none of the operations of Borrower is subject to any judicial or administrative proceeding alleging a violation of, or liability under, any Environmental Law;

     (e) None of the operations of Borrower, to its best knowledge after due inquiry, is the subject of any investigation by any Governmental Authority evaluating whether any Remedial Action is needed to respond to a Release or threatened Release;

     (f)  Borrower  has  not  been   required  to  file  any  notice  under  any
Environmental Law indicating past or present treatment, storage or disposal of a hazardous waste as defined by 40

CFR Part 261 or any state or local equivalent which could reasonably be expected to have a Material Adverse Effect;

     (g) Borrower has not been required to file any notice under any applicable Environmental Law reporting a Release which could reasonably be expected to have a Material Adverse Effect;

     (h) There is not now, nor, to the best knowledge of Borrower, has there ever been, on or in any property of Borrower:

          (i) any unauthorized generation, treatment, recycling, storage or disposal of any hazardous waste as defined by 40 CFR Part 261 or any state or local equivalent,

          (ii) any underground storage tanks or surface impoundments without proper permits,

          (iii) any asbestos - containing material, or

          (iv) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment;

     (i) There have been no written commitments or agreements involving Borrower from or with any Governmental Authority or any private entity (including, without limitation, the owner of the Mortgaged Properties or any portion thereof) relating to the generation, storage, treatment, presence, Release, or threatened Release which could reasonably be expected to have a Material Adverse Effect on or into any of the properties of Borrower or the environment (including off-site disposal of Hazardous Materials) or any Remedial Action with respect thereto in non-compliance or violation of any Environmental Law;

     (j) Borrower has not received any written notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release which could reasonably be expected to have a Material Adverse Effect;

     (k) To the best of Borrower's knowledge and belief after due inquiry, Borrower has no known liability in connection with any material Release or material threatened Release which could reasonably be expected to have a Material Adverse Effect;

     (l) After due inquiry, no Environmental Lien has attached (and continues to attach) to any properties of Borrower, provided that no breach of this Section 11.16(l) shall occur if the same is discharged within thirty days after the attachment thereof or an appeal or other appropriate proceeding for review thereof is taken within said thirty day period and/or a stay of execution pending such appeal is obtained; and

     (m) To the Borrower's best knowledge after due inquiry, there have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of Borrower in relation to any violation of Environmental Laws which violation could reasonably be expected to have a Material Adverse Effect in relation to any properties or facility now or previously owned or leased by Borrower which have not been made available to Agent.

     SECTION 11.17. SOLVENCY OF THE BORROWER. The Borrower is and after consummation of the transactions contemplated by this Agreement (including the making of the Facility Loans and the issuance of Letters of Credit and/or
Hedge-Related Letters of Credit), and after giving effect to all obligations incurred by the Borrower in connection herewith, will be, Solvent.

     SECTION 11.18. GOVERNMENTAL REQUIREMENTS. The Collateral is in compliance with all current governmental requirements affecting the said property, except where failure could not reasonably be expected to have a Material Adverse Effect.

     SECTION 11.19. CORPORATE AUTHORITY OF THE GUARANTOR. The Guarantor is a corporation duly created, validly existing, and in good standing under the laws of the state of its incorporation, and is duly qualified and in good standing as foreign corporation in all other jurisdictions where the failure to qualify would have an adverse effect upon its ability to perform its obligations under this Agreement and all Related Documents to which it is a party. The Guarantor has the corporate power to enter into this Agreement and the Guaranty. The Guarantor has the power to perform its obligations hereunder and under the Loan Documents and Related Documents to which it is a party. The making and performance by the Guarantor of the Loan Documents and Related Documents to which it is a party have all been duly authorized by all necessary corporate or company action, and do not and will not violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination or award presently in effect having applicability to the Guarantor, or the articles of incorporation and bylaws of the Guarantor. The making and performance by the Guarantor of the Loan Documents and Related Documents to which it is a party do not and will not result in a breach of or constitute a default under any material indenture or loan or credit agreement or any other material agreement or instrument to which the Guarantor is a party or by which it may be bound or affected, or result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than as contemplated by the Related Documents) upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor, and the Guarantor is not in default under or in violation of any such order, writ, judgment, decree, determination, award, indenture, agreement or instrument to the extent any such default or violation could reasonably be expected to have a Material Adverse Effect. Each of the Loan Documents and Related Documents to which the Guarantor is a party constitutes a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

     SECTION 11.20. SECURITIES PURCHASE AGREEMENT. As of the date hereof (without giving effect to any material modifications which may hereafter be made to this Agreement), (i) the Indebtedness existing as of the date hereof is entitled to the benefits accorded the Senior Indebtedness (as such term is defined in the Securities Purchase Agreement) and (ii) the consent of the Investors (as such term is defined in the Securities Purchase Agreement) is not required for the Borrower's execution of and performance under this Agreement.

     SECTION 11.21. SECURITY AGREEMENT. The Security Agreement constitutes a first priority security interest affecting one hundred percent (100%) of the issued and outstanding stock of the Guarantor, and there are no other Encumbrances affecting the said stock except for a subordinated Encumbrance granted or to be granted by Borrower as security for the Secured Subordinated Debt.

     SECTION 11.22. SECURITIES PURCHASE AGREEMENT. The Borrower represents and warrants that it is not in default under the Securities Purchase Agreement, and that no such default will occur as a result of Borrower's execution of this Agreement, and its incurrence of obligations hereunder.

     SECTION 11.23. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Borrower understands and agrees that the Agent and the Lenders are relying upon the above representations and warranties in making the Loans to the Borrower. The Borrower further agrees that the foregoing representations and warranties shall be true and correct in all material respects as of the date(s) made or deemed made and shall remain in full force and effect until such time as the Indebtedness shall be paid in full, or until this Agreement shall be terminated, whichever is the last to occur.

                                   ARTICLE XII

                              AFFIRMATIVE COVENANTS

     In addition to the covenants contained in the Collateral Documents, which covenants are hereby ratified and confirmed by the Borrower, the Borrower covenants and agrees as follows:

     SECTION 12.1. FINANCIAL STATEMENTS; OTHER REPORTING REQUIREMENTS. The Borrower will furnish or cause to be furnished to the Agent:

     (a) as soon as available and in any event within one hundred twenty (120) days following the close of fiscal year of the Borrower, audited consolidated financial statements of the Borrower consisting of a balance sheet as at the end of such fiscal year and statements of income, and statement of cash flow for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, certified by independent certified public accountants of recognized standing acceptable to the Required Lenders (such acceptance not to be unreasonably withheld),

     (b) as soon as available and in any event within forty-five (45) days following the close of each calendar quarter, interim consolidated financial statements of the Borrower, consisting of a balance sheet as of the end of such quarter and statements of income and cash flow, certified as true and correct by the Borrower's chief financial officer as having been prepared in accordance with GAAP consistently applied,

     (c)  upon each submission of the financial  statements  required by (a) and
          (b) above, a compliance certificate signed by the chief financial officer of the Borrower in the form attached hereto as Exhibit A, certifying that he has reviewed this Agreement and to the best of his knowledge no Default or Event of Default has occurred, or if such Default or Event of Default has occurred, specifying the nature and extent thereof, that all financial covenants in this Agreement have been met, and providing a computation of all financial covenants contained herein, and details of any waivers, amendments, or modifications of any covenant contained in this Agreement, and said certificate shall include a schedule of all Hedging Agreements,

     (d) as soon as available and in any event within thirty (30) days after filing, a copy of the Borrower's federal tax returns,

     (e) by March 31st of each year, a third party engineering report (at Borrower's expense) dated as of the preceding December 31 covering oil and gas properties included or to be included in any Borrowing Base Amount, in form and substance reasonably satisfactory to the Agent,

     (f) as soon as available and in any event within forty-five (45) days after the end of each quarter, the following reports and data: reports of production (attributable to oil and gas properties included or to be included in any Borrowing Base Amount), commodity prices, sales revenues, operating expenses for the Leases evaluated for determination of the Facility A Borrowing Base Amount, and production taxes, in form and content reasonably acceptable to the Required Lenders,

     (g) as soon as available and in any event by September 30th of each year, an internally prepared engineering report covering oil and gas properties included or to be included in any Borrowing Base Amount, and dated as of no earlier than the preceding June 30, in form and content reasonably satisfactory to the Required Lenders, and

     (i) subject to Section 12.14, such other financial information or other information concerning the Borrower as the Agent and/or the Lenders may reasonably request from time to time.

     SECTION 12.2. NOTICE OF DEFAULT; LITIGATION; ERISA MATTERS. The Borrower will give written notice to the Agent as soon as reasonably possible and in no event more than five (5) Business Days of (i) the occurrence of any Default or Event of Default hereunder of which it has knowledge, (ii) the filing of any actions, suits or proceedings against the Borrower in any court or before any governmental authority or tribunal of which it has knowledge, which could reasonably be expected to cause a Material Adverse Effect with respect to the Borrower, (iii) the occurrence of a reportable event under, or the institution of steps by the Borrower to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which the Borrower may have liability, or (iv) the occurrence of any other action, event or condition of any nature of which it has knowledge which could reasonably be expected to cause, or lead to, or result in, any Material Adverse Effect to the Borrower.

     SECTION 12.3. MAINTENANCE OF EXISTENCE, PROPERTIES AND LIENS. The Borrower will (i) continue to engage in the Subject Business and other business activities reasonably related to thereto; (ii) maintain its existence and good standing in each jurisdiction in which it is required to be qualified; (iii) keep and maintain all franchises, licenses and properties necessary in the conduct of its business in good order and condition, except to the extent the failure to do so could not reasonably be expected to cause a Material Adverse Effect; (iv) duly observe and conform to all material requirements of any governmental authorities relative to the conduct of its business or the operation of its properties or assets, except to the extent the failure to do so could not reasonably be expected to cause a Material Adverse Effect; and (v) the Borrower will maintain in favor of the Agent for the ratable benefit of the Lenders a first perfected lien and security interest in the Collateral, subject only to Permitted Encumbrances and Designated Title Exceptions.

     SECTION 12.4. TAXES. The Borrower shall pay or cause to be paid when due, all taxes, local and special assessments, and governmental charges of every type and description, that may from time to time be imposed, assessed and levied against its properties. The Borrower further agrees to furnish the Agent with evidence that such taxes, assessments, and governmental and other charges due by the Borrower have been paid in full and in a timely manner, if such data is requested by the Agent. Notwithstanding the foregoing, the Borrower may withhold any such payment or elect to contest any lien if the Borrower is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as the Agent's interest in the Collateral is not jeopardized.

     SECTION 12.5. INTENTIONALLY DELETED.

     SECTION 12.6 COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrower shall comply with and shall use reasonable commercial efforts to cause all of its employees, agents, invitees or sublessees (while such Persons are acting within the scope of their relationship with the Borrower) to (i) comply with all Environmental Laws with respect to the disposal of Hazardous Materials, (ii) pay immediately when due the cost of removal of any such Hazardous Materials, and (iii) keep the Borrower's properties free of any lien imposed pursuant to any Environmental Laws, provided that no breach of this Section 12.6 shall occur if (a) the same is discharged within thirty (30) days after the Borrower is notified of non-compliance or an appeal or appropriate proceedings for review thereof is taken within such period and Borrower is not obligated to comply pending such appeal or other appropriate proceedings or (b) failure to do so could not reasonably be expected to have a Material Adverse Effect.

     The Borrower shall give notice to the Agent as soon as reasonably possible and in no event more than five (5) days after it receives any compliance orders, environmental citations, or other notices from any Governmental Authority relating to any Environmental Liabilities relating to its properties or elsewhere which may reasonably be expected to result in a Default of Event of Default; the Borrower agrees to take any and all reasonable steps, and to perform any and all reasonable actions necessary or appropriate to promptly comply with any such citations, compliance orders or Environmental Laws requiring the Borrower to remove, treat or dispose of such Hazardous Materials, and, upon Agent's request, to provide the Agent with satisfactory evidence of such compliance in excess of $500,000; provided, however, that nothing contained herein shall preclude the Borrower from contesting any such compliance orders or citations if such contest is made in good faith, appropriate reserves are established for the payment for the cost of compliance therewith, and the Agent's security interest in any such property affected thereby (or the priority thereof) is not jeopardized.

     Regardless of whether any Event of Default hereunder shall have occurred and be continuing, the Borrower (i) releases and waives any present or future claims against the Agent and/or the Lenders for indemnity or contribution in the event the Borrower becomes liable for any Environmental Lien and/or Remedial Action, and (ii) agrees to defend, indemnify and hold harmless the Lender from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs or expenses (including, without limitation, reasonable attorneys fees and remedial costs), suits, administrative orders, agency demand letters, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future (whether before or after the termination of this Agreement) be paid, incurred, or suffered by, or asserted against the Lenders by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, or release from or onto the property of the Borrower of any Hazardous Materials, regulated by any Environmental Laws, contamination resulting therefrom, or arising out of, or resulting from, the environmental condition of such property or the applicability of any Environmental Laws relating to hazardous materials (including, without limitation, CERCLA or any so called federal, state or local "super fund" or "super lien" laws, statute, ordinance, code, rule, regulation, order or decree) regardless of whether or not caused by or within the control of the Lender (the costs and/or liabilities described in (i) and (ii) above being hereinafter referred to as the "Environmental Liabilities"). THE COVENANTS AND INDEMNITIES CONTAINED IN THIS SECTION 12.6 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF ANY INDEMNIFIED PARTY; AND, PROVIDED, HOWEVER, NO RELEASE, WAIVER, DEFENSE OR INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 12.6 IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF THE AGENT AND/OR THE LENDERS OR THEIR AGENTS OR REPRESENTATIVES DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS, OR ITS AGENTS OR REPRESENTATIVES, SHALL HAVE OBTAINED OWNERSHIP, OPERATION OR POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE). ANY CLAIMS UNDER THIS
SECTION 12.6 SHALL BE SUBJECT TO SECTION 15.9.

     SECTION 12.7. FURTHER ASSURANCES. The Borrower will, at any time and from time to time, execute and deliver such further instruments and take such further action as may reasonably be requested by the Agent, in order to cure any defects in the execution and delivery of, or to comply with or accomplish the covenants and agreements contained in this Agreement or the Collateral Documents.

     SECTION 12.8. FINANCIAL COVENANTS. The Borrower shall comply with the following covenants and ratios:

     (a) MINIMUM CURRENT RATIO. The Borrower shall at all times maintain a minimum Current Ratio of 1.0 to 1.0.

     (b) MAXIMUM TOTAL RECOURSE DEBT TO EBITDA RATIO. The Borrower shall maintain at all times a ratio of Total Recourse Debt to EBITDA of not more than 3.00 to 1.0, calculated on a rolling four quarters basis. For the purposes of this covenant, EBITDA shall not include the net revenue attributable to assets pledged to secure Non-Recourse Indebtedness. The term "Total Recourse Debt" shall mean Borrower's consolidated Debt excluding Non-Recourse Indebtedness and Debt of an Unrestricted Subsidiary.

     (c) MINIMUM QUARTERLY DEBT SERVICE COVERAGE RATIO. The Borrower shall maintain at the end of each quarter a Debt service coverage ratio (excluding Non-Recourse Indebtedness of Unrestricted Subsidiaries) of not less than 1.25 to 1.0. For purposes of this covenant, the non-cash effects, if any, of Hedging Agreements pursuant to SFAS 133 will not be included, nor will the effect, if any, of ceiling test write-downs pursuant to Regulation SX4.10 of the Securities and Exchange Commission be included. Debt service coverage shall be calculated based on GAAP as follows: the ratio of (a) the difference of (i) EBITDA for the quarter just ended (excluding EBITDA related to assets pledged to secure Non-Recourse Indebtedness), minus (ii) permitted cash dividends paid during the quarter just ended, divided by (b) the sum of (i) required principal and interest paid in cash on the Indebtedness during the quarter just ended, plus (ii) all principal and interest paid in cash on Debt other than the Indebtedness during the quarter just ended, plus (iii) the positive difference, if any, of
          (x) principal and interest paid in cash on Non-Recourse Indebtedness during the quarter just ended, minus (y) positive EBITDA related to assets pledged to secure Non-Recourse Indebtedness during the quarter just ended.

     (d) MINIMUM SHAREHOLDER'S EQUITY. The Borrower shall maintain at all times a minimum shareholder's equity of not less than $100,000,000.00, plus
          (i) 100% of all common and preferred equity contributed by shareholders of Borrower ("Equity Issuances") subsequent to June 30, 2004, plus (ii) 50% of all positive earnings occurring subsequent to June 30, 2004, plus (iii) 180 days after Borrower's issuance of the Secured Subordinated Debt (the "Secured Subordinated Debt Issue Date"), an amount equal to the difference, if positive, of (a) 50% of the net proceeds from the issuance of the Secured Subordinated Debt less (b) 100% of all common and preferred equity contributed by shareholders of Borrower from the date hereof to the Secured Subordinated Debt Issue Date. For purposes of this covenant, the calculation of Borrower's "shareholder's equity" will exclude the effects, if any, of ceiling test write-downs pursuant to Regulation SX4.10 of the Securities and Exchange Commission.

     SECTION 12.9. OPERATIONS. The Borrower shall conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including compliance with all minimum funding standards and other requirements of ERISA of 1974, and other laws applicable to any employee benefit plans which they may have, except to the extent the failure to do so could not reasonably be expected to cause a Material Adverse Effect.

     SECTION 12.10. CHANGE OF LOCATION. The Borrower shall, within ten (10) Business Days prior to any such change, notify the Agent in writing of any proposed change in the location of its chief executive office.

     SECTION 12.11. EMPLOYEE BENEFIT PLANS. The Borrower will maintain each employee benefit plan as to which it may have any liability, in material compliance with all applicable requirements of law and regulations.

     SECTION 12.12. DEPOSIT AND OPERATING ACCOUNTS. The Borrower will maintain its primary operating and savings accounts with the Lenders (or one or more of them).

     SECTION 12.13. PRODUCTION PROCEEDS. Subject to the terms and conditions of the Mortgage, the Borrower will cause all production proceeds and revenues attributable to the Mortgaged Properties to be paid and deposited in the Borrower's accounts maintained with a Lender, and shall not redirect initial deposit of such proceeds to any other accounts.

     SECTION 12.14. FIELD AUDITS; OTHER INFORMATION. Upon reasonable prior notice, the Borrower shall allow the Agent's employees and agents access to its books and records and properties during normal business hours to perform field audits from time to time. The Borrower shall pay all reasonable costs and expenses associated with such field audits. The Borrower will provide the Agent with such other information as the Agent may reasonably request from time to time, subject in all cases to any confidentiality restrictions that may be applicable to the Borrower and its Subsidiaries and to any confidentiality restrictions that the Borrower reasonably imposes on the Persons receiving such information; provided, however, that neither the Borrower nor any of its
Subsidiaries shall be required to disclose to Agent or any agents or representatives thereof any information which is the subject of attorney-client privilege or attorney's work product privilege properly asserted by the applicable Person to prevent the loss of such privilege in connection with such information; and provided, further, that the Borrower will use commercially reasonable efforts to furnish such information (excluding information covered by confidentiality restrictions in agreements relating to seismic, geologic or geophysical data or similar technical and business matters relating to the exploration for oil and gas), which requirement shall be satisfied if the Agent is offered the opportunity to review such confidential information by executing or otherwise becoming a party to the confidentiality restrictions on substantially the same terms (including any standstill provisions) as are applicable to the Borrower.

     SECTION 12.15. INSURANCE. The Borrower shall maintain in effect all insurance required by this Agreement and the Collateral Documents, and the Borrower agrees to comply with the requirements of Section 11.6. above. The Borrower agrees to provide the Agent with certificates or binders evidencing such insurance coverage on an annual basis, and, if requested by the Agent, the Borrower further agrees to promptly furnish the Agent with copies of all renewal notices and copies of receipts for paid premiums. The Borrower shall provide the Agent with certificates or binders evidencing insurance coverage pursuant to all renewal or replacement policies of insurance no later than fifteen (15) days before any such existing policy or policies should expire.

     SECTION 12.16. SUBSIDIARIES. The Borrower agrees that any Subsidiary(excluding Unrestricted Subsidiaries, if any) of the Borrower formed by or behalf of the Borrower after the date of this Agreement shall execute a guaranty of the Indebtedness (in a form substantially similar to the Guaranty).

     SECTION 12.17. POST CLOSING REQUIREMENTS. The Borrower agrees that within ninety (90) days from the execution of this Agreement, the Borrower shall (i) obtain and record an assignment or other evidence of title satisfactory to Lender from Sundown Energy, Inc. sufficient to convey or evidence of record that all of Sundown Energy, Inc.'s interest in the Beach House #1 well is owned by Borrower and the other participating working interest owners in said well in their agreed proportions in accordance with the provisions of an Operating Agreement dated February 15, 1999 and provide a certified copy of said assignment or instrument to Lender, (ii) obtain a division order title opinion covering the Hamill Gas Unit No. 2, the unit well for which is the BP America #1, and provide a copy of said opinion to Lender, (iii) obtain and provide to Lender a supplemental run sheet from the records of Webb County, Texas, from December 28, 1982 to the present covering the lands covered by the December 30, 2003 Drilling Title Opinion by Schuster & Murray, (iv) obtain ratifications of the King Gas Unit from all parties owning an interest in and to said Unit and file for record an Amended Unit Designation executed by all working interest owners that includes all leases within said Unit, (v) obtain and provide to Lender a title opinion covering the Cole B-2H unit, (vi) obtain and provide to Lender a report from Robert W. Pell & Associates, Inc. regarding the status of outstanding curative requirements from the Division Order Title Opinion dated June 29, 2004, by Looper Reed & McGraw, concerning land within four hundred sixty-seven feet (467') of the bottom hole location, (vii) obtain and provide to Lender title opinions on all tracts included in the MA-3 RE SUA unit, created by Louisiana Office of Conservation Order No. 395-Z-5, effective August 10, 2004, the unit well for which is the Carrizo Oil and Gas, Inc., Shadyside No. 1 well.

                                  ARTICLE XIII

                               NEGATIVE COVENANTS

     In  addition  to  the  negative  covenants   contained  in  the  Collateral
Documents, which covenants are hereby ratified and confirmed by the Borrower, the Borrower covenants and agrees as follows:

     SECTION 13.1. LIMITATIONS ON FUNDAMENTAL CHANGES. Without the prior written consent of the Agent, the Borrower shall not form any Subsidiary (excluding Unrestricted Subsidiaries) that does not execute a guaranty of the Indebtedness, nor shall the Borrower consummate any transaction of merger or consolidation unless the Borrower is the surviving entity, or liquidate or dissolve itself (or suffer any liquidation or dissolution).

     SECTION 13.2. DISPOSITION OF ASSETS. The Borrower and the Guarantor shall not convey, sell, lease, assign, transfer or otherwise dispose of, any of its property or assets to which the

Lenders have included a value in the Facility A Borrowing Base Amount (whether now owned or hereafter acquired) in excess of $500,000.00 in the aggregate between any two scheduled semi-annual Facility A Borrowing Base Amount redeterminations, without first obtaining the Required Lenders' written consent, which consent will not be withheld provided the Borrower pays in full such portion of the Total Outstandings, if any, that exceeds the Facility A Borrowing Base Amount, attributable to the proposed asset sale, as determined by the Required Lenders in their complete and sole discretion based on its normal practices and standards for oil and gas loans.

     SECTION 13.3. REPURCHASE OF STOCK; RESTRICTED PAYMENTS. The Borrower shall not (i) repurchase or redeem for cash any of its common stock or (ii) pay any dividends or distributions, without the prior written consent of the Required Lenders; provided, however, that (a) the Borrower may declare and pay dividends consisting entirely of capital stock of the Borrower, (b) the Borrower may make cash payments in lieu of fractional shares in an aggregate amount not exceeding $100,000, and (c) the Borrower may declare and pay distributions effecting "poison pill" rights plans provided that any securities or rights so distributed have a nominal fair market value at the time of declaration.

     SECTION 13.4. ENCUMBRANCES; NEGATIVE PLEDGE. The Borrower shall not create, incur, assume or permit to exist any Encumbrances on any of its property now owned or hereafter acquired, except for the following (hereinafter referred to as the "Permitted Encumbrances"):

     (a) Encumbrances for taxes, assessments, or other governmental charges not yet due or which are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserves as shall be required by GAAP shall have been made therefor;

     (b) Encumbrances of landlords, vendors, carriers, warehousemen, mechanics, laborers, materialmen and other Encumbrances arising by law in the ordinary course of business for sums either not yet due or being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor;

     (c)  Inchoate   liens  arising   under  ERISA  to  secure  the   contingent
          liabilities, if any, permitted by this Agreement;

     (d) Encumbrances created by the Collateral Documents and any other Encumbrances in favor of the Agent and/or the Lenders to secure the Indebtedness;

     (e) Encumbrances granted prior to the date of this Agreement to secure Non-Recourse Indebtedness, and/or Encumbrances granted after the date of this Agreement to secure Non-Recourse Indebtedness;

     (f)  Encumbrances  existing  on the date  hereof and set forth in  Schedule
          13.4,   provided  that  such  Encumbrances  shall  secure  only  those obligations which they secure on the date hereof;

     (g) Pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;

     (h) Deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than capital lease obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (i) Zoning restrictions, easements, licenses, covenants, conditions, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business and minor irregularities of title that, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

     (j) Deposits, encumbrances or pledges to secure payments of workmen's compensation and other payments, public liability, unemployment and other insurance, old-age pensions or other social security obligations, or the performance of bids, tenders, leases, contracts (other than contracts for the payment of money), public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the ordinary course of business;

     (k) Any Designated Title Exceptions which are incurred in the ordinary course of business and would not materially adversely affect the operations of the Borrower or otherwise in the aggregate have a Material Adverse Effect;

     (l) Any Encumbrance securing Purchase Money Debt, provided that, (i) such security interest is incurred, and the Debt secured thereby is created, within 180 days after the acquisition (or completion of construction) of the property or assets subject thereto, (ii) the Debt secured thereby does not include any other Debt that is not from the same financing source, (iii) such security interest do not apply to any other property or assets of the Borrower or any Subsidiary except any such property or assets which are the subject of any Encumbrance securing Debt from such financing source, and (iv) such Encumbrance does not affect any of the Mortgaged Properties included in the determination of the Facility A Borrowing Base Amount;

     (m) Any Encumbrance existing on any property or asset (together with any receivables, intangibles and proceeds related thereto) prior to the acquisition thereof by the Borrower or any Subsidiary, provided that
          (i) such Encumbrance is not created in contemplation of or in connection with such acquisition and (ii) such Encumbrance does not apply to any other property or assets of the Borrower or any Subsidiary; and provided, further, that (x) such Encumbrances do not secure any Debt or other obligation not permitted under this Agreement, and (y) such Encumbrances do not affect any of the Mortgaged Properties included in the determination of the Facility A Borrowing Base Amount;

     (n) Encumbrances securing Purchase Money Debt and Capital Lease Obligations in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary (together with any receivables, intangibles and proceeds related thereto), provided that (i) such security interests secure Debt permitted by Section 13.5(k)(i), (ii) such security interests are incurred, and the Debt secured thereby is created, within 180 days after such acquisition (or completion of construction), (iii) such security interests do not apply to any other property or assets of the Borrower or any Subsidiary, and (iv) such security interests do not affect any of the Mortgaged Properties included in the determination of the Facility A Borrowing Base Amount;

     (o) Encumbrances arising out of judgments or awards in respect of which the Borrower shall in good faith be prosecuting an appeal or proceedings for review and in respect of which it shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided the Borrower shall have set aside on its books adequate reserves, in accordance with GAAP, with respect to such judgment or award;

     (p) Encumbrances on the property or assets of any Person existing at the time such Person becomes a Subsidiary of the Borrower and not incurred as a result of (or in connection with or in anticipation of) such Person's becoming a Subsidiary of the Borrower, provided that such Encumbrances do not extend to or cover any property or assets of the Borrower or any of its Subsidiaries other than the property or assets encumbered at the time such Person becomes a Subsidiary of the Borrower, and provided, further, that (i) such Encumbrances do not secure any Debt or other obligation not permitted under this
          Agreement, and (ii) such Encumbrances do not affect any of the Mortgaged Properties included in the determination of the Facility A Borrowing Base Amount;

     (q) Encumbrances securing Debt permitted to be incurred under Section 13.5(i);

     (r) Encumbrances affecting all or part of the Collateral that secure Secured Subordinated Debt that is subject to a written subordination agreement executed by the Agent on behalf of the Lenders; and

     (s)  Encumbrances   affecting  the   Borrower's   equity   interest  in  an
          Unrestricted Subsidiary.

     SECTION 13.5. DEBTS. The Borrower, without the prior written consent of the Required Lenders, will not incur, create, assume or in any manner become or be liable in respect of any Debt, except for:

     (a)  The Indebtedness;

     (b) Trade payables or operating and facility leases from time to time incurred in the ordinary course of business;

     (c) Non-Recourse Indebtedness not to exceed $25,000,000.00 at any time outstanding, provided that for any Non-Recourse Indebtedness incurred by Borrower subsequent to the execution of this Agreement, the Borrower must obtain the Required Lenders' prior written consent to the relevant documentation establishing/evidencing the non-recourse nature and amount of such Non-Recourse Indebtedness, which consent will not be unreasonably withheld;

     (d) Taxes, assessments or other government charges which are not yet due or are being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefore;

     (e) The indebtedness evidenced by the Subordinated Promissory Notes and guaranties executed by any Subsidiary of the Borrower guaranteeing payment thereof;

     (f) Debt (excluding Non-Recourse Indebtedness) existing as of the date of this Agreement as set forth in Schedule 13.5, together with extensions or refinancings;

     (g) Indebtedness arising under any performance bond, or letter of credit obtained for similar purposes, or any reimbursement obligations in respect thereof, entered into in the ordinary course of business;

     (h) Debt of the Borrower to any wholly owned Subsidiary of the Borrower and Debt of any wholly owned Subsidiary of the Borrower to the Borrower or any other wholly owned Subsidiary of the Borrower;

     (i)  Debt represented by Hedging Agreements permitted by this Agreement;

     (j) Guaranties by the Borrower of Debt of any Subsidiary and by any Subsidiary of Debt of the Borrower or any other Subsidiary;

     (k) Subject to a maximum aggregate principal amount at any time outstanding not in excess of $1,000,000.00, the following: (i) Purchase Money Debt and Capitalized Lease Obligations; (ii) additional unsecured Debt; and (iii) Debt of any Person that becomes a Subsidiary after the date hereof; provided, that such Debt exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary; and

     (l)  Subject  to  the   provisions  of  Sections  10.2  and  13.4(r),   the
          indebtedness evidenced by the Secured Subordinated Debt and guarantees executed by an Subsidiary of Borrower guaranteeing payment thereof.

     SECTION 13.6. INVESTMENTS, LOANS AND ADVANCES. The Borrower will not make or permit to remain outstanding any loans or advances to or make investments or acquire an equity interest in any Person, except for:

     (a) Direct obligations of, or obligations the principal of and interest on which are unconditionally guarantied by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

     (b) Investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Ratings Service or from Moody's Investors Service, Inc.;

     (c) Investments in certificates of deposit, banker's acceptances, repurchase agreements and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined
          capital  and  surplus   and   undivided   profits  of  not  less  than
          $250,000.000;

     (d) Shares of funds registered under the Investment Company Act of 1940, as amended, that have assets of at least $100,000,000 and invest only in obligations described in clauses (a) through (c) above to the extent that such shares are rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service in one of the two highest rating categories assigned by such agency for shares of such nature;

     (e) Loans by the Borrower to the Guarantor and any other Subsidiary of Borrower that is a guarantor of the Indebtedness and/or capital contributions and/or investments by the Borrower in the Guarantor and any other Subsidiary of Borrower that is a guarantor of the Indebtedness;

     (f) Loans or advances to employees in the ordinary course of business in an aggregate amount to any single employee not in excess of $75,000 (or, if and to the extent such loans or advances shall be used by such employee for relocation expenses, $100,000) and in an aggregate amount for all employees of the Borrower and the Subsidiaries not in excess of $500,000 at any one time outstanding;

     (g)  Trade credits and accounts arising in the ordinary course of business;

     (h) Investments made as a result of the receipt of non-cash consideration from an asset sale that was made pursuant to and in compliance with this Agreement;

     (i) Investments made in any debtor of the Borrower as a result of the receipt of stock, obligations or securities in settlement of debts created in the ordinary course of business and owing to the Borrower or any of its Subsidiaries;

     (j) Investments made pursuant to the requirements of farm-out, farm-in, joint operating, joint venture or area of mutual interest agreements, gathering systems, pipelines or other similar or customary arrangements entered into in the ordinary course of business (including, without limitation, advances to operators under operating agreements entered into by Borrower in the ordinary course of business) (provided that any such single investment in excess of $1,000,000 shall be approved by the Board of Directors of the Borrower);

     (k) Investments made in connection with the purchase, lease, or other acquisition of tangible assets of any Person and investments made in connection with the purchase, lease or other acquisition of all or substantially all of the business, of any Person, or capital stock of any Person, or any division, line of business or business unit of any Person (including, without limitation, (i) by the merger or consolidation of such Person into the Borrower or any of its Subsidiaries or by the merger of a Subsidiary of the Borrower into such Person and (ii) the purchase of proved reserves); and

     (l) Any other investments in any Person having an aggregate fair market value (measured on the date each such investment was made and without giving effect to subsequent changes in value), when taken together with all other investments made pursuant to this clause (l) not to exceed $1,000,000.

     SECTION 13.7. OTHER AGREEMENTS. The Borrower will not enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered by it hereunder or in connection herewith; provided that the Borrower may agree to the redemption or repurchase of its securities upon a change of control or dissolution, winding-up or liquidation of, or the merger or sale of substantially all the assets of, the Borrower (provided that nothing in this Section 13.7 shall permit any action otherwise prohibited by Sections 13.1 and 13.2 hereof.).

     SECTION 13.8. TRANSACTIONS WITH AFFILIATES. Except as set forth on Schedule
13.8 attached hereto, the Borrower shall not sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its affiliates unless such transaction is on terms that are no less favorable to the Borrower or such Subsidiary, as the case may be, than those that could be obtained at the time of such transaction on an arm's-length basis from a Person who is not an affiliate and if such transaction involves an amount in excess of $500,000, such transaction has been approved by a majority of the members of the Board of Directors of the Borrower having no personal stake in such transaction;
provided, however, that this Section 13.8 (i) shall not apply to transactions between a Subsidiary and the Borrower or any other Subsidiary, or between Pinnacle Gas Resources, Inc. and the Borrower or a Subsidiary, (ii) shall not prohibit any person serving as an officer, director, employee or consultant of the Borrower or any Subsidiary from (A) receiving reasonable compensation, benefits or indemnification in connection with his or her services in such capacity (except as otherwise included hereby), provided that any such compensation, benefits or indemnification are approved by a majority of the disinterested members of the Board of Directors of the Borrower or by the Compensation Committee of the Borrower, (B) receiving advances for travel or other business expenses made in the ordinary course of business or (C) participating in any benefit or compensation plan; and (iii) shall not restrict the Borrower from repaying to any director or its affiliates when due on its scheduled maturity dates any indebtedness for borrowed money permitted to be incurred in accordance with this Agreement.

     SECTION 13.9. USE OF FACILITY LOAN PROCEEDS. The Borrower shall not use any Facility Loan proceeds to finance investments in marketable securities.

     SECTION 13.10. COMMODITY TRANSACTIONS. The Borrower shall not enter into any speculative commodity transactions of any type or Hedging Agreement relating to the sale of aggregate Hydrocarbons production in excess of eighty-five percent (85%) of the total volume of such production projected in the most recent independent engineering report delivered to the Agent pursuant to Section 12.1(e) or as projected in the most recent internally prepared engineering report delivered to the Agent pursuant to Section 12.1(g), whichever is more recent, to come from the Borrower's proved developed producing reserves during the term of such Hedging Agreement. Notwithstanding the foregoing, the maximum duration of any permitted Hedging Agreement shall not exceed twenty-four (24) months. In addition, if Borrower desires to enter into Hedging Agreements affecting new wells that are not included in the most recently delivered engineering report, Borrower agrees to obtain the Required Lenders' prior written consent to such Hedging Agreements, which consent shall not be unreasonably withheld.

     SECTION 13.11. PAYMENTS ON SECURED SUBORDINATED DEBT. Subject to the terms and conditions of the subordination agreement referenced in Section 10.2 above, the Borrower agrees that the only scheduled payments on the Secured Subordinated Debt will be scheduled interest payments on promissory notes evidencing Secured Subordinated Debt so long as the Line of Credit is in effect. In addition, the Borrower agrees to the extent it has the discretion to do so, to make said interest payments by the issuance of debt or equity securities to the maximum extent permitted by the documents evidencing the Secured Subordinated Debt.

     SECTION 13.12. PAYMENTS ON PERMITTED SUBORDINATED PROMISSORY NOTES. The Borrower and the Lenders agree that the Borrower is permitted to pay the Subordinated Promissory Notes pursuant to the terms of the Securities Purchase Agreement and the Memorandum, and the Borrower agrees to observe all payment restrictions applicable to the Subordinated Promissory Notes as set forth in the Securities Purchase Agreement. Further, the Borrower agrees to exercise (to the maximum extent permitted by the Securities Purchase Agreement) its right to defer all or any portion of the interest accrued on the Subordinated Promissory Notes as provided by Section 3.3(a) of the Securities Purchase Agreement.

                                   ARTICLE XIV

                                EVENTS OF DEFAULT

     SECTION 14.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default:

     (a) DEFAULT UNDER THE INDEBTEDNESS. Should the Borrower default in the payment of principal under the Indebtedness of the Borrower to the Lenders, or should the Borrower default in the payment of interest under the Indebtedness of the Borrower to the Lender within ten (10) days after any such interest payment is due.

     (b) DEFAULT UNDER THIS AGREEMENT. Should the Borrower violate or fail to comply fully with any of the terms and conditions of, or default under, this Agreement, and such default not be cured within thirty (30) days of the occurrence thereof (provided, however, that no cure period shall be available for a default in the obligation to maintain insurance coverages required hereby).

     (c) DEFAULT UNDER OTHER AGREEMENTS. Should any event of default occur or exist under any of the Related Documents or should the Borrower and/or the Guarantor violate, or fail to comply fully with, any terms and conditions of any of the Collateral Documents or Related Documents, and such default not be cured within ten (10) days of the occurrence thereof.

     (d) OTHER DEFAULTS IN FAVOR OF THE LENDERS. Should the Borrower and/or the Guarantor default under any other loan, extension of credit, security agreement, or other obligation in favor of any of the Lenders and fail to cure same in accordance with any applicable cure periods.

     (e) DEFAULT IN FAVOR OF THIRD PARTIES. Should the Borrower or the Guarantor
(i) fail to pay Debt having a principal amount in excess of $250,000 in the aggregate (other than the amounts referred to in Section 14.1(a)), or any interest or premium thereon, when due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such Debt shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise; or (ii) fail to perform any term, covenant or condition on its part to be performed under any agreement or instrument evidencing, securing or relating to Debt having a principal amount in excess of $250,000 in the aggregate, when required to be performed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure is to accelerate, or to permit the holder or holders of such Debt to accelerate, the maturity of such Debt.

     (f) INSOLVENCY. The following occurrences, in addition to the failure or suspension of the Borrower, shall constitute an Event of Default hereunder:

          (i) Filing by the Borrower and/or the Guarantor of a voluntary petition or any answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under any applicable bankruptcy act or law, or under any other insolvency act or law, now or hereafter existing, or any action by the Borrower and/or the

               Guarantor consenting to, approving of, or acquiescing in, any such petition or proceeding; the application by the Borrower and/or the Guarantor for, or the appointment by consent or acquiescence of, a receiver or trustee of the Borrower and/or the Guarantor for all or a substantial part of the property of the Borrower and/or the Guarantor; the making by the Borrower and/or the Guarantor, of an assignment for the benefit of creditors; the inability of the Borrower and/or the Guarantor or the admission by the Borrower and/or the Guarantor in writing, of its inability to pay its debts as they mature (the term "acquiescence" means the failure to file a petition or motion in opposition to such petition or proceeding or to vacate or discharge any order, judgment or decree providing for such appointment within sixty
               (60) days after the appointment of a receiver or trustee); or

          (ii) Filing of an involuntary petition against the Borrower and/or the Guarantor in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under any applicable bankruptcy act or law, or under any other insolvency act or law, now or hereafter existing and such petition remains undismissed or unanswered for a period of sixty (60) days from such filing; or the insolvency appointment of a receiver or trustee of the Borrower and/or the Guarantor for all or a substantial part of the property of the Borrower and/or the Guarantor and such appointment remains unvacated or unopposed for a period of sixty (60) days from such appointment, execution or similar process against any substantial part of the property of the Borrower and/or the Guarantor and such warrant remains unbonded or undismissed for a period of sixty (60) days from notice to the Borrower or the Guarantor of its issuance.

     (g) DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of the Borrower and/or the Guarantor be commenced.

     (h) FALSE STATEMENTS. Should any representation or warranty of the Borrower made by the Borrower to the Agent and/or the Lenders in this Agreement or any other Loan Document or in any certificate or statement furnished thereunder prove to be incorrect or misleading in any material respect when made or reaffirmed.

          Upon the occurrence of an Event of Default, the Line of Credit Loan Commitment will, at the option of the Lenders, either terminate or be suspended (including any obligation to make any further Facility Loans), and, at the Lenders' option, the Notes and all Indebtedness of the Borrower will become immediately due and payable, all without notice of any kind to the Borrower, except that in the case of type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. For any other Event of Default, the Agent, upon request of the Required Lenders, shall by notice to Borrower declare the principal of, and all interest then accrued on, the Notes and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which Borrower and each Guarantor hereby expressly waive, anything contained herein or in the Notes to the contrary notwithstanding. Upon the occurrence of an Event of Default and upon the request of the Required Lenders, the Agent shall exercise any and all rights and



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

remedies under the Loan Documents, or any of them, granted to Agent hereunder or granted to Agent at law or in equity, including, without limitation, foreclosure of the Collateral. Nothing contained in this Article 14 shall be construed to limit or amend in any way the Events of Default enumerated in the Notes or any other Loan Document, or any other document executed in connection with the transaction contemplated herein.

     Upon the occurrence and during the continuance of any Event of Default, the Lenders are hereby authorized at any time and from time to time, without notice to Borrower or Guarantor (any such notice being expressly waived by Borrower and Guarantor), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any of the Lenders to or for the credit or the account of Borrower against any and all of the indebtedness of Borrower under the Notes and the Loan Documents, including this Agreement, irrespective of whether or not the Lenders shall have made any demand under the Loan Documents, including this Agreement or the Notes and although such indebtedness may be unmatured. Any amount set-off by the Lenders shall be applied against the indebtedness owed the Lenders by Borrower pursuant to this Agreement and the Notes. The Lenders agree promptly to notify Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lenders may have.

     SECTION 14.2. WAIVERS. Except as otherwise provided for in this Agreement and by applicable law, the Borrower and the Guarantor waive to the extent permitted by applicable law (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Agent for the benefit of the Lenders on which the Borrower and the Guarantor may in any way be liable and hereby ratify and confirm whatever the Agent and/or the Lenders may do in this regard, (ii) all rights to notice and a hearing prior to the Agent's taking possession or control of, or to the Agent's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing the Agent to exercise any of its remedies, and (iii) the benefit of all valuation, appraisal and exemption laws. The Borrower and the Guarantor acknowledge that they have been advised by counsel of their choice with respect to this Agreement, the other Collateral Documents, and the transactions evidenced by this Agreement and other Collateral Documents.

     SECTION 14.3. NOTICE TO DELTA FARMS LESSORS. Borrower and Guarantor hereby authorize and direct Agent to provide the lessors of the oil, gas and mineral leases granted by Delta Farms to the Borrower (the "Delta Farms Lessors") with a copy of any notice of the occurrence of any Event of Default which Agent may choose or be required to send to Borrower and/or Guarantor under the Agreement. Borrower and Guarantor hereby release Agent and the Lenders and hold Agent and the Lenders harmless from any liability occasioned by the giving of or the failure to give any such notice, it being understood that Agent shall use its best efforts to provide such notice to the Delta Farms Lessors, but shall have no obligation or liability to Delta Farms Lessors for its failure to do so. Under no circumstances shall Delta Farms Lessors be considered as a third party beneficiary of this Agreement.


                                   ARTICLE XV

                            THE AGENT AND THE LENDERS

     SECTION 15.1. APPOINTMENT AND AUTHORIZATION. Each Lender hereby appoints Agent as its nominee and agent, in its name and on its behalf: (i) to act as nominee for and on behalf of such Lender in and under all Loan Documents; (ii) to arrange the means whereby the funds of Lenders are to be made available to Borrower under the Loan Documents; (iii) to take such action as may be requested by any Lender under the Loan Documents (when such Lender is entitled to make such request under the Loan Documents); (iv) to receive all documents and items to be furnished to Lenders under the Loan Documents; (v) to be the secured party, mortgagee, beneficiary, and similar party in respect of, and to receive, as the case may be, any collateral for the benefit of Lenders; (vi) to promptly distribute to each Lender all material information, requests, documents and items received from Borrower under the Loan Documents; (vii) to promptly distribute to each Lender such Lender's Pro Rata Part of each payment or prepayment (whether voluntary, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents and (viii) to deliver to the appropriate Persons requests, demands, approvals and consents received from Lenders. Each Lender hereby authorizes Agent to take all actions and to exercise such powers under the Loan Documents as are specifically delegated to such Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. With respect to its commitments hereunder and the Notes issued to it, Agent and any successor Agent shall have the same rights under the Loan Documents as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Agent and any successor Agent in its capacity as a Lender. Agent and any successor Agent and its affiliates may accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of business with Borrower, and any Person which may do business with Borrower, all as if Agent and any successor Agent were not Agent hereunder and without any duty to account therefor to the Lenders except where the actions of Borrower in connection therewith would constitute a Default or Event of Default under this Agreement or any other Loan Document; provided that, if any payments in respect of any property (or the proceeds thereof) now or hereafter in the possession or control of Agent which may be or become security for the obligations of Borrower arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents or instruments related to any such other business shall be applied to reduction of the obligations of Borrower arising under the Loan Documents, then each Lender shall be entitled to share in such application according to its Pro Rata part thereof. Each Lender, upon request of any other Lender, shall disclose to all other Lenders all indebtedness and liabilities, direct and contingent, of Borrower to such Lender as of the time of such request.



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

     SECTION 15.2. NOTE HOLDERS. From time to time as other Lenders become a party to this Agreement after receiving the consent of Borrower, Agent shall obtain execution by Borrower of additional Notes in amounts representing the Commitments of each such new Lender. The obligation of such Lender shall be governed by the provisions of this Agreement, including but not limited to, the obligations specified in Article II hereof. From time to time, Agent may require that the Lenders exchange their Notes for newly issued Notes to better reflect the Commitments of the Lenders. Agent may treat the payee of any Note as the holder thereof until written notice of transfer has been filed with it, signed by such payee and in form reasonably satisfactory to Agent.

     SECTION 15.3. CONSULTATION WITH COUNSEL. Lenders agree that Agent may consult with legal counsel selected by Agent and shall not be liable for any action taken or suffered in good faith by it in accordance with and in reliance upon the advice of such counsel.

     SECTION 15.4. DOCUMENTS. Agent shall not be under a duty to examine or pass upon the validity, effectiveness, enforceability, genuineness or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith, and Agent shall be entitled to assume that the same are valid, effective, enforceable and genuine and what they purport to be.

     SECTION 15.5. RESIGNATION OR REMOVAL OF AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving written notice thereof to Lenders and Borrower, and Agent may be removed at any time with or without cause by Lenders. If no successor Agent has been so appointed by Lenders (and approved by Borrower) and has accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or removal of the retiring Agent, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent. Any successor Agent must be approved by Borrower, which approval will not be unreasonably withheld. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder from and after the date on which the successor Agent accepts its appointment. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article XV shall continue in effect for its benefit in respect to any actions taken or omitted to be taken by it while it was acting as Agent.

     SECTION 15.6. RESPONSIBILITY OF AGENT. It is expressly understood and agreed that the obligations of Agent under the Loan Documents are only those expressly set forth in the Loan Documents, or as may be imposed by applicable law, and that Agent, as the case may be, shall be entitled to assume that no Default or Event of Default has occurred and is continuing, unless Agent, as the case may be, has actual knowledge of such fact or has received notice from a Lender or Borrower that such Lender or Borrower consider that a Default or an Event of Default has occurred and is continuing and specifying the nature thereof. Neither Agent nor any of their directors, officers, attorneys or employees shall be liable for any action taken or omitted to be taken by them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Agent shall incur no liability under or in respect of any of the Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or



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

instrument believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment, or which may seem to it to be necessary or desirable.

     Agent shall not be responsible to Lenders for any of Borrower's or any Guarantor's recitals, statements, representations or warranties contained in any of the Loan Documents, or in any certificate or other document referred to or provided for in, or received by any Lender under, the Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of or any of the Loan Documents or for any failure by Borrower or any Guarantor to perform any of their obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

     The relationship between Agent and each Lender is only that of agent and principal and has no fiduciary aspects. Nothing in the Loan Documents or elsewhere shall be construed to impose on Agent any duties or responsibilities other than those for which express provision is therein made. In performing its duties and functions hereunder, Agent does not assume and shall not be deemed to have assumed, and hereby expressly disclaims, any obligation or responsibility toward or any relationship of agency or trust with or for Borrower or any of its beneficiaries or other creditors. As to any matters not expressly provided for by the Loan Documents, Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of all Lenders and such instructions shall be binding upon all Lenders and all holders of the Notes; provided, however, that Agent shall not be required to take any action which is contrary to the Loan Documents or applicable law.

     Agent shall have the right to exercise or refrain from exercising, without notice or liability to the Lenders (except as otherwise provided for in this Agreement or by applicable law), any and all rights afforded to Agent, as the case may be, by the Loan Documents or which Agent may have as a matter of law; provided, however, Agent shall not, without the consent of Lenders, take any other action with regard to amending the Loan Documents, waiving any default under the Loan Documents or taking any other action with respect to the Loan Documents which requires consent of the Required Lenders. Provided further, however, that no amendment, waiver, or other action shall be effected pursuant to the preceding sentence without the consent of all Lenders which: (i) would increase the Commitment amount of any Lender, (ii) would reduce any fees hereunder, or the principal of, or the interest on, any Lender's Notes, (iii) would postpone any date fixed for any payment of any fees hereunder, or any principal or interest of any Lender's Notes, (iv) would increase any Lender's obligations hereunder or would materially alter Agent's obligations to any Lender hereunder, (v) would release Borrower from its obligation to pay any Lender's Notes, (vi) would release the Guaranty and/or the Collateral, or (vii) would amend this sentence. For purposes of this paragraph, a Lender shall be deemed to have consented to any such action by Agent upon the passage of five
(5) Business Days after written notice thereof is given to such Lender in accordance with Section 16.2. hereof, unless such Lender shall have previously given Agent notice, complying with the provision of Section 16.2 hereof, to the contrary. Agent shall not have liability to Lenders for failure or delay in exercising any right or



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

power possessed by Agent pursuant to the Loan Documents or otherwise unless such failure or delay is caused by the gross negligence of the Agent.

     SECTION 15.7. INDEPENDENT INVESTIGATION. Each Lender severally represents and warrants to Agent that it has made its own independent investigation and assessment of the financial condition and affairs of Borrower in connection with the making and continuation of its participation hereunder and has not relied exclusively on any information provided to such Lender by Agent in connection herewith, and each Lender represents, warrants and undertakes to Agent that it shall continue to make its own independent appraisal of the credit worthiness of Borrower while the Notes are outstanding or its commitments hereunder are in force. Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of Borrower. Other than as provided in this Agreement or any other Loan Document, Agent shall not have any duty, responsibility or liability to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower which may come into the possession of Agent.

     SECTION 15.8. INDEMNIFICATION. Lenders agree to indemnify Agent, ratably according to their respective Line of Credit Loan Commitment on a Pro Rata basis, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any proper and reasonable kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by Agent under the Loan Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Each Lender shall be entitled to be reimbursed by the Agent for any amount such Lender paid to Agent under this Section 15.8. to the extent the Agent has been reimbursed for such payments by Borrower or any other Person. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT THE AGENT FROM THE CONSEQUENCES OF ANY LIABILITY INCLUDING STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON AGENT AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING OR CONCURRING CAUSE OF ANY SUCH LIABILITY EXCLUDING, HOWEVER, GROSS NEGLIGENCE OF AGENT.

     SECTION  15.9.  BENEFIT OF ARTICLE  XV. The  agreements  contained  in this
Article XV are solely for the benefit of Agent and the Lenders and are not for the benefit of, or to be relied upon by, Borrower, any affiliate of Borrower or any other person and shall not create any third-party beneficiary rights in favor of any Person other than the Agent and the Lenders.

     SECTION 15.10. PRO RATA TREATMENT. Subject to the provisions of this Agreement, each payment (including each prepayment) by Borrower or any Guarantor and collection by Lenders (including offsets) on account of the principal of and interest on the Notes and fees provided for in this Agreement, payable by Borrower or any Guarantor shall be made Pro Rata; provided, however, in the event that any Defaulting Bank shall have failed to make an Advance as contemplated in this Agreement hereof and Agent or another Lender or Lenders shall have made such Advance, payment received by Agent for the account of such Defaulting Bank(s) shall not


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

be distributed to such Defaulting Bank(s) until such Advance or Advances shall have been repaid in full to the Lender or Lenders who funded such Advance or Advances.

     SECTION 15.11. ASSUMPTION AS TO PAYMENTS. Except as specifically provided herein, unless Agent shall have received notice from Borrower prior to the date on which any payment is due to Lenders hereunder that Borrower will not make such payment in full, Agent may, but shall not be required to, assume that Borrower has made such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrower shall not have so made such payment in full to Agent, each Lender shall repay to Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to Agent, at the interest rate applicable to such portion of the Revolving Loan. Any payment due from any lender to Agent pursuant hereto shall bear interest at the Federal Funds Rate

     SECTION 15.12. OTHER FINANCINGS. Without limiting the rights to which any Lender otherwise is or may become entitled, such Lender shall have no interest, by virtue of this Agreement or the Loan Documents, in (a) any present or future loans from, letters of credit issued by, or leasing or other financial transactions by, any other Lender to, on behalf of, or with Borrower or any Guarantor (collectively referred to herein as "Other Financings") other than the obligations hereunder; (b) any present or future guarantees by or for the account of Borrower or any Guarantor which are not contemplated by the Loan Documents; (c) any present or future property taken as security for any such Other Financings to the extent not also security for the Loans; or (d) any property now or hereafter in the possession or control of any other Lender which may be or become security for the obligations of Borrower or any Guarantor arising under any loan document by reason of the general description of indebtedness secured or property contained in any other agreements, documents or instruments relating to any such Other Financings to the extent not also security for the Loans.

     SECTION 15.13. INTERESTS OF THE LENDERS. Nothing in this Agreement shall be construed to create a partnership or joint venture between Lenders for any purpose. Agent, Lenders and Borrower recognize that the respective obligations of Lenders under the Revolving Loan Commitments shall be several and not joint and that neither Agent, nor any of Lenders shall be responsible or liable to perform any of the obligations of the other Lenders under this Agreement. Each Lender is deemed to be the owner of an undivided interest in and to all rights, titles, benefits and interests belonging and accruing to Agent under the Security Instruments, including, without limitation, Liens and security interests in any Collateral, fees and payments of principal and interest by Borrower under the Revolving Loan Commitments on a Pro Rata basis. Each Lender shall perform all duties and obligations of Lenders under this Agreement in the same proportion as its ownership interest in the Loans outstanding at the date of determination thereof.

     SECTION 15.14. INVESTMENTS. Whenever Agent in good faith determines that it is uncertain about how to distribute to Lenders any funds which it has received, or whenever Agent in good faith determines that there is any dispute among the Lenders about how such funds should be distributed, Agent may choose to defer distribution of the funds which are the subject of such



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

uncertainty or dispute. If Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Agent is otherwise required to invest funds pending distribution to the Lenders, Agent may invest such funds pending distribution (at the risk of Borrower). All interest on any such investment shall be distributed upon the distribution of such investment and in the same proportions and to the same Persons as such investment. All monies received by Agent for distribution to the Lenders (other than to the Person who is Agent in its separate capacity as a Lender) shall be held by the Agent pending such distribution solely as Agent for such Lenders, and Agent shall have no equitable title to any portion thereof.


                                   ARTICLE XVI

                                  MISCELLANEOUS

     SECTION 16.1. NO WAIVER; MODIFICATION IN WRITING. No failure or delay on the part of the Agent and/or the Lenders in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No amendment, modification or waiver of any provision of this Agreement or of the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing signed by or on behalf of the Agent and the Required Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. Notwithstanding the foregoing, the parties acknowledge that (i) the Consent Relating to Amended and Restated Credit Agreement dated as of June 20, 2003 by and among Borrower, CCBM, Inc., and Hibernia, and (ii) the Consent dated June ____, 2004 by and among Borrower, CCBM, Inc., and Hibernia remain in full force and effect.

     SECTION 16.2. ADDRESSES FOR NOTICES. All notices and communications provided for hereunder shall be in writing and, shall be mailed, by certified mail, return receipt requested, or delivered as set forth below unless any person named below shall notify the others in writing of another address, in which case notices and communications shall be mailed, by certified mail, return receipt requested, or delivered to such other address.

           If to the Agent and the Lenders
           c/o the Agent:

                    Hibernia National Bank
                    313 Carondelet Street
                    New Orleans, LA 70130
                    Attn:  David Reid

If to the Lenders:


                    Hibernia National Bank
                    213 W. Vermilion Street
                    Lafayette, LA 70502
                    Attn:  David Reid

                    Union Bank of California, N.A.
                    500 N. Akard, Suite 4200
                    Dallas, TX 75201
                    Attn: Damien Meiburger

           If to the Borrower:

                    Carrizo Oil & Gas , Inc.
                    14701 St. Mary's Lane
                    Suite 800
                    Houston, TX 77079
                    Attn: Paul F. Boling

           With a copy of any notice of an Event of Default which is sent to Borrower also being sent contemporaneously therewith to:

                    Patricia Jones Edgerton, et al
                    c/o Ethan A. Miller
                    202 East High Street
                    P.O. Box 1285 Charlottesville, VA 22902

           If to the Guarantor:

                    CCBM, Inc.
                    14701 St. Mary's Lane
                    Suite 800
                    Houston, TX 77079
                    Attn: Paul F. Boling

     SECTION 16.3. FEES AND EXPENSES. The Borrower agrees to pay all reasonable out of pocket fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement, and all Related Documents to be executed in connection herewith and subsequent modifications or amendments to any of the foregoing, including without limitation, the reasonable fees and disbursements of counsel to the Agent, and to pay all costs and expenses of the Agent and the Lenders in connection with the enforcement of this Agreement, the Notes or the other Related Documents, including reasonable legal fees and disbursements arising in connection therewith. The Borrower also agrees to pay, and to save the Agent and the Lenders harmless from any delay in paying stamp and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement, the Notes, the other Related Documents, or any modification thereof.

     SECTION 16.4. SECURITY INTEREST AND RIGHT OF SET-OFF. The Lenders shall have a continuing security interest in, as well as the right to set-off the obligations of the Borrower hereunder against, all funds which the Borrower may maintain on deposit with any Lender (with the exception of funds deposited in the Borrower's accounts in trust for third parties or funds deposited in pension accounts, IRA's, Keogh accounts and All Saver Certificates), and the Lenders shall have a lien upon and a security interest in all property of the Borrower in a Lender's possession or control which shall secure the Indebtedness of the Borrower to the Lenders under this Agreement and the Notes.

     SECTION 16.5. WAIVER OF MARSHALING. The Borrower and the Guarantor shall not at any time hereafter assert any right under any law pertaining to marshaling (whether of assets or liens) and the Borrower and the Guarantor expressly agree that the Agent may execute or foreclose upon the Collateral in such order and manner as the Agent, in its sole discretion, deems appropriate.

     SECTION 16.6. GOVERNING LAW. This Agreement and the Notes shall be deemed to be contracts made under the laws of the State of Louisiana and for all purposes shall be governed by and construed in accordance with the laws of said State.

     SECTION 16.7. CONSENT TO LOAN PARTICIPATION. The Borrower and the Guarantor agree and consent to any Lender's sale or transfer, whether now or later, of one or more participation interests in the Indebtedness of the Borrower arising pursuant to this Agreement to one or more purchasers, whether related or unrelated to the Lender. Such Lender may provide, subject to the confidentiality requirements of Section 16.15, to any one or more purchasers, or potential purchasers, any information or knowledge such Lender may have about the Borrower, the Guarantor or about any other matter relating to such Indebtedness. The Borrower and the Guarantor also agree that the purchasers of any such participation interest will be considered as the absolute owners of such interests in such Indebtedness. In addition, any sale of a participation interest in the Indebtedness prior to the occurrence of an Event of Default will require the Borrower's consent, which consent shall not be unreasonably withheld.

     SECTION 16.8. CONSENT TO SYNDICATION. The Borrower and the Guarantor understand and acknowledge that Agent may syndicate the Loans to one or more other lending institutions. The Borrower and the Guarantor consent, subject to the confidentiality requirements of Section 16.14 below, to the Agent's distribution to interested lending institutions of all financial information and other data in Agent's possession concerning Borrower and the Guarantor, including data prepared by or for Borrower and the Guarantor, so that the interested lending institution(s) may evaluate the Loans and the Collateral. The Agent will provide notice to the Borrower of the lending institutions that are distributed financial data concerning Borrower and the Guarantor. The Borrower and the Guarantor agree to enter into an amendment or restatement of this Agreement and any of the Related Documents in order to facilitate such syndication; provided, however, any syndication prior to the occurrence of an Event of Default will require the

Borrower's consent, which consent shall not be unreasonably withheld. In addition, the Agent is expressly authorized to seek additional lending institutions to become a lender hereunder to fund any increase to the Facility A Borrowing Base Amount and/or the Facility B Borrowing Base Amount.

     SECTION 16.9. PERMITTED ASSIGNMENTS. Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit C or in such other form as may be agreed to by the parties thereto. The consent of the Borrower and the Agent shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an affiliate thereof; provided, however, that if a Default has occurred and is continuing, the consent of the Borrower shall not be required. Such consent shall not be unreasonably withheld or delayed. Each such assignment with respect to a Purchaser which is not a Lender or an affiliate thereof shall (unless each of the Borrower and the Agent otherwise consents) be in an amount not less than the lesser of (i) $5,000,000.00 or (ii) the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment) or outstanding Loans (if the applicable Commitment has been terminated). Upon (i) delivery to the Agent of an assignment, together with any consents required by this Section, and (ii) payment of a $3,500 fee to the Agent for processing such assignment (unless such fee is waived by the Agent), such assignment shall become effective on the effective date specified in such assignment. The assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment under the applicable assignment agreement constitutes "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by or on behalf of the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect such assignment. Upon the consummation of any assignment to a Purchaser pursuant to this Section, the transferor Lender, the Agent and the Borrower shall, if the transferor Lender or the Purchaser desires that its Loans be evidenced by Notes, make appropriate arrangements so that new Notes or, as appropriate, replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their respective Commitments, as adjusted pursuant to such assignment.

     SECTION 16.10. INDEMNITY.

     (a) Subject to the limitations set forth in Section 12.6 as to matters addressed therein, the Borrower and the Guarantor agree to indemnify and hold harmless the Agent and the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Agent and/or the Lenders, including all local counsel hired by such counsel) ("Claim") incurred by the Agent and/or the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of Borrower and the Guarantor, or its or their agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of Borrower and the Guarantor to the Agent and/or the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Agreement, the expiration of the Facility Loans and the payment of all indebtedness of Borrower to the Lenders hereunder and under the Notes, provided that Borrower and the Guarantor shall have no obligation under this Section to the Indemnified Parties with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Indemnified Parties. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify Borrower and the Guarantor of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrower or Guarantor may at its/their own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF ANY LIABILITY INCLUDING STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM.

     (b) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including, without limitation, the maximum potential claims pending or to the knowledge of the indemnitee threatened against the Indemnified Party to be indemnified pursuant to this Section 16.10.

     SECTION 16.11. MAXIMUM INTEREST RATE. Regardless of any provisions contained in this Agreement or in any other documents and instruments referred to herein, the Lenders shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes any amount in excess of the Maximum Rate, and in the event Lenders ever receives, collects or applies as interest any such excess, of if an acceleration of the maturity of the Notes or if any prepayment by Borrower results in Borrower having paid any interest in excess of the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Notes for which such excess was received, collected or applied, and, if the principal balance of the Notes are paid in full, any remaining excess shall forthwith be paid to Borrower. All sums paid or agreed to be paid to the Lenders for the use, forbearance or detention of the indebtedness evidenced by the Notes and/or this Agreement shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Rate. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate of interest permitted by law, Borrower and the Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; and (ii) exclude voluntary prepayments and the effect thereof; and (iii) compare the total amount of interest contracted for, charged or received with the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of the Notes at the Maximum Rate.

     SECTION 16.12. WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION.

     (a) THE BORROWER, THE GUARANTOR, THE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER, THE GUARANTOR, THE AGENT AND THE LENDERS MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (i) THE NOTES, (ii) THIS AGREEMENT, (iii) THE COLLATERAL DOCUMENTS OR (iv) THE COLLATERAL. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, THE GUARANTOR, THE AGENT AND THE LENDERS, AND THE BORROWER, THE AGENT, AND THE LENDERS HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER, THE GUARANTOR, THE AGENT AND THE LENDERS EACH FURTHER REPRESENT THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     (b) THE  BORROWER  AND THE  GUARANTOR  HEREBY  IRREVOCABLY  CONSENT  TO THE
JURISDICTION OF THE STATE COURTS OF LOUISIANA AND THE FEDERAL COURTS IN LOUISIANA AND AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR BROUGHT TO ENFORCE THE PROVISIONS OF THE REVOLVING NOTE, THIS AGREEMENT AND/OR THE COLLATERAL DOCUMENTS MAY BE BROUGHT IN ANY COURT HAVING SUBJECT MATTER JURISDICTION.

     SECTION 16.13. SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or
circumstance,   such  finding
shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     SECTION 16.14. HEADINGS. Article and Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     SECTION 16.15. CONFIDENTIALITY. For the purposes of this Section 16.15, "CONFIDENTIAL INFORMATION" means information delivered to Agent and/or Lenders by or on behalf of the Borrower or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement (including, without limitation, any information regarding the transactions contemplated hereby provided prior to the date of this Agreement), provided that such term does not include information that (a) was publicly known or otherwise known to Agent and/or the Lenders prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by Agent and/or Lenders or any Person acting on its behalf, or (c) otherwise becomes known to Agent and the Lenders other than through disclosure by the Borrower or any Subsidiary. Agent and the Lenders will maintain the confidentiality of such Confidential Information in accordance with their standard procedures to protect confidential information of third parties delivered to Agent and/or Lenders, provided that Lender may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys and affiliates, (ii) its financial advisors and other professional advisors who are made aware of the confidential nature of such information, (iii) any other holder of the Notes, (iv) any Person to which any Lender sells or offers to sell the Notes or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 16.15), (v) any federal or state regulatory authority having jurisdiction over such Lender, (vi) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about its investment portfolio, or (vii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to any Lender, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Lender is a party or an Event of Default has occurred and is continuing, to the extent such Lender may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or the protection of the rights and remedies under this Agreement and the other Loan Documents. Each holder of the Notes or an interest therein, by its acceptance of the Notes or an interest therein, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 16.15 as though it were a party to this Agreement.



           (The remainder of this page was intentionally left blank.)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             BORROWER:

                                             CARRIZO OIL & GAS, INC.
                                             A TEXAS CORPORATION

                                             By:
                                                   ---------------------------
                                             Name:  Paul F. Boling
                                             Title:    Vice President and
                                                       Chief Financial Officer


                                             GUARANTOR:

                                             CCBM, INC.
                                             A DELAWARE CORPORATION

                                             By:
                                                   ---------------------------
                                             Name:  Paul F. Boling
                                             Title:    Vice President and
                                                       Chief Financial Officer


                                             AGENT:

                                             HIBERNIA NATIONAL BANK

                                             By:
                                                ------------------------------
                                             Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------


                                             CO-AGENT:

                                             UNION BANK OF CALIFORNIA, N.A.

                                             By:
                                                ------------------------------
                                             Name: Scott Myatt
                                             Title:  Assistant Vice President

                                             LENDERS:

                                             HIBERNIA NATIONAL BANK

Percentage of Line of Credit                 By:
                                                ------------------------------
Loan Commitment:  60%                        Name:
                                                  ----------------------------
                                             Title:
                                                   ---------------------------

                                             UNION BANK OF CALIFORNIA, N.A.

Percentage of Line of Credit                 By:
                                                ------------------------------
Loan Commitment:  40%                        Name:  Scott Myatt
                                             Title: Assistant Vice President

                                    Exhibit A

                             COMPLIANCE CERTIFICATE


                          -----------------------------
                                      Date


Mr. David Reid
Senior Vice President
Hibernia National Bank
P. O. Box 3847 Lafayette, LA 70502


Dear Mr. Reid:

     This Compliance Certificate is submitted pursuant to the requirements of that certain Second Amended and Restated Credit Agreement (the "Credit Agreement") dated September 30, 2004, by and among Carrizo Oil & Gas, Inc. (the "Borrower"), CCBM, Inc. (the "Guarantor"), and Hibernia National Bank, as Agent, and the Lenders that are signatory parties thereto.

     Under the appropriate paragraphs of the Credit Agreement, we certify that, to the best of our knowledge and belief, no condition, event, or act which, with or without notice or lapse of time or both, would constitute an event of default under the terms of the Credit Agreement, has occurred during the 3 month period ending ______________________ (the "Reporting Period"). Also, to the best of our knowledge, the Borrower has complied with all provisions of the Credit Agreement.

     Additionally, the Borrower submits the following financial information for the Reporting Period in accordance with the financial covenants and ratios contained in the Credit Agreement.

    I.   MINIMUM CURRENT RATIO

         Total Consolidated Current Assets (including the available portion under the Facility A Borrowing Base Amount and the Facility B
           Borrowing Base Amount, but excluding (i) the effects, if any, of
           Hedging Agreements, pursuant to SFAS No. 13, and (ii) assets of Unrestricted Subsidiaries)......................................................$
                                                                                               -----------
         Total Consolidated Current Liabilities (excluding (i) principal amounts due under the Line of Credit, (ii) the non-cash effects, if any, of the non-cash stock option re-pricing accrual, and
           (iii) liabilities of Unrestricted Subsidiaries))...................................$
                                                                                               -----------
         Current Ratio........................................................................         to
                                                                                              --------    ---------

         MINIMUM CURRENT RATIO REQUIRED.......................................................1.0    to   1.0
                                                                                              ---         ---

                                       1

    II.  MAXIMUM TOTAL RECOURSE DEBT TO EBITDA

         (a) Total Recourse Debt..............................................................$
                                                                                               -----------
         (b) EBITDA (excluding (i) net revenue related to assets
             pledged to secure Non-Recourse Indebtedness,
             (ii) earnings of Unrestricted Subsidiaries, and (iii) the
             non-cash effects, if any, of the non-cash stock option
             re-pricing expense+).............................................................$
                                                                                               -----------
         (c) Ratio as of _______________________.............................................. ___ to ____

         MAXIMUM RATIO PERMITTED.............................................................. 3.00 to 1.0

    III. MINIMUM QUARTERLY DEBT SERVICE COVERAGE RATIO1

         (a) Consolidated EBITDA for the Reporting Period.....................................$
                                                                                               -----------
         (b) Less Amount of EBITDA related to assets pledged to
             secure Non-Recourse Indebtedness.................................................($         )
                                                                                              ------------
         (c) Difference (a-b).................................................................$
                                                                                               -----------
         (d) Less permitted cash dividends paid during the
             Reporting Period.................................................................$
                                                                                               -----------
         (e) Adjusted EBITDA-Difference (c) minus (d).........................................$
                                                                                               ===========

         (f) Required principal and interest paid in cash on Indebtedness during the Reporting Period......................................................$
                                                                                               -----------
         (g) Principal and interest paid in cash on Debt (other than the
             Indebtedness) during the Reporting Period........................................$
                                                                                               -----------
         (h) Positive difference, if any, of (x) principal and interest paid in cash on
             Non-Recourse Indebtedness during the Reporting
             Period .....................................................(x) $_______________
             minus (y) positive EBITDA related to assets pledged to secure
             Non-Recourse Indebtedness during the Reporting
             Period......................................................(y) $              ..$___________
                                                                              --------------
         (i) Adjusted Debt Service-Sum of (f) + (g) + (h).....................................$
                                                                                               ===========

          Ratio (e) / (i).....................................................................     to
                                                                                              ------------
          MINIMUM QUARTERLY DEBT SERVICE COVERAGE RATIO REQUIRED.............................. 1.25 to 1.0
          Signature Page for Compliance Certificate.

-----------------
(1) For  purposes  of this  covenant,  the  non-cash  effects,  if any, of Hedging
Agreements  pursuant to SFAS No. 133 will not be included,  nor will the effect, if any, of ceiling test write-downs pursuant to Reg. SX4.10 of the SEC.

                                       2

     IV. MINIMUM SHAREHOLDERS EQUITY2

         (a) Shareholders Equity as of __________________.....................................$
                                                                                               -----------
         (b) plus 100% of all common and preferred equity
             contributed to Borrower after June 30, 2004......................................($         )
                                                                                              ------------
         (c) plus 50% of all positive earnings occurring
             subsequent to 6-30-04............................................................$
                                                                                               -----------
         (d) plus, on and after 180 days after issuance of
             Secured Subordinated Debt, 50% of the
             Secured Subordinated Debt........................................................$
                                                                                               -----------

             Total (a+b+c+d)..................................................................$
                                                                                               -----------

          AMOUNT REQUIRED.....................................................................$100,000,000.00
                                                                                               PLUS B+C+D

----------------------------
(2) For purposes of this covenant, the effects, if any, of ceiling test write downs pursuant to Regulations SX4.10 of the SEC will not be included.


                                             Sincerely,

                                             CARRIZO OIL & GAS, INC.

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                   EXHIBIT "B"


                               REQUEST FOR ADVANCE



TO:     Hibernia National Bank, as Agent
         ATTN: Mr. David Reid

          RE: Second Amended and Restated Credit Agreement dated as of September 30, 2004 among Carrizo Oil & Gas, Inc., CCBM, Inc., and Hibernia National Bank, as Agent, and the Lenders party thereto (the "Credit Agreement")

     Pursuant to the Credit Agreement, Carrizo Oil & Gas, Inc. (the "Borrower") hereby requests an Advance on the Commitment. Said Advance shall be in the amount of $__________________. The borrowing date is ______________. The Advance shall be (i) under Facility A _____ or under Facility B _____, and (ii) a Base Rate Loan ____ or a Eurodollar Loan _____. (If Eurodollar Loan please state requested Interest Period ______________ months).

     The Borrower certifies that as of the date hereof: (a) the Borrower and the Guarantor are in compliance with all conditions and requirements of the Credit Agreement; and (b) no condition, event, or act exists which, with or without notice or lapse of time or both, would constitute an Event of Default under the Credit Agreement.

                                             CARRIZO OIL & GAS, INC.
                                             A TEXAS CORPORATION

                                             By:
                                                -------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------